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                          STANDARD OFFICE LEASE - GROSS

                   AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION

1. BASIC LEASE PROVISIONS ("Basic Lease Provisions")

        1.1. PARTIES: This Lease, dated, for reference purposes only, January 26, 1999, is made by and between KILROY REALTY CORPORATION, L.P., a Delaware Limited Partnership, KILROY REALTY CORPORATION, a Maryland Corporation, General Partner, (herein called "Lessor")and THE CERPLEX GROUP, a Delaware Corporation, doing business under the name of As Lessee may determine (herein called "Lessee").

        1.2. PREMISES: Suite Number(s) 300, third floors, consisting of approximately 23,660 rentable square feet and approximately 22,375 usable square feet, more or less, as defined in paragraph 2 and as shown on Exhibit "A" hereto (the "Premises").

        1.3. BUILDING: Commonly described as being located at 111 Pacifica Avenue in the City of Irvine, County of Orange, State of California 92618, consisting of a three (3) story office building containing approximately 67,359 rentable square feet as more particularly depicted on the site plan attached as Exhibit "B" hereto, and as the Office Building Project is described In Exhibit "C" attached hereto and as defined in paragraph 2.

        1.4. USE: Sales and administration office and general office use as it pertains to the business of Lessee, subject to paragraph 6.

        1.5. TERM: five (5) years and one (1) month commencing February 1, 1999 ("Commencement Date") and ending February 29, 2004 ("Expiration Date"), subject to an option to extend the Term for five (5) years as set forth in paragraph 51 of the Addendum to this Lease F, as defined in paragraph 3. See also paragraph 53 of the Addendum to this Lease.

        1.6. BASE RENT: $55,601.00 per month, payable on the first day of each month, per paragraph 4.1 commencing on March 1, 1999 (No Base Rent is due for the month of February, 1999).

        1.7. BASE RENT INCREASE: The monthly Base Rent payable under paragraph
1.6 above shall be adjusted as provided in paragraph 50 of the Addendum to this Lease.

        1.8. RENT PAID UPON EXECUTION: $55,601.00 as Base Rent for the month of March, 1999 for _______.

        1.9. SECURITY DEPOSIT: $200,000.00; see also paragraph 58 of the Addendum to this Lease.

        1.10. LESSEE'S SHARE OF OPERATING EXPENSES: 35.13 % as defined in paragraph 4.2.

2. PREMISES, PARKING AND COMMON AREAS.

        2.1. PREMISES: The Premises are a portion of a building, herein sometimes referred to as the "Building" identified in paragraph 1.3 of the Basic Lease Provisions. "Building" shall include adjacent parking structures used in connection therewith. The Premises, the Building, the Common Areas, the land upon which the same are located, along with all other buildings and improvements thereon or thereunder, are herein collectively referred to as the "Office Building Project." Lessor hereby leases to Lessee and Lessee leases from Lessor for the term, at the rental, and upon all of the conditions set forth herein, the real property referred to in the Basic Lease Provisions, paragraph 1.2, as the "Premises", including rights to the Common Areas as hereinafter specified.

        2.2. VEHICLE PARKING: So long as Lessee is not in material default, and subject to the rules and regulations attached hereto, and as established by Lessor from time to time, Lessee shall be entitled to rent and use five (5) reserved (within the parking structure) and ninety (90) unreserved parking spaces in the Office Building Project at no charge to Lessee during the Initial Five (5) year term of this Lease. See paragraph 60 of the Addendum to this Lease concerning remedies available to Lessee if Lessor is in material default in providing vehicle parking for use by Lessee.

               2.2.1 If Lessee commits, permits or allows any of the prohibited activities described in the Lease or the rules then in effect, then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

               2.2.2 There shall be no charge for the five (5) reserved parking structure parking permits or the ninety (90) unreserved parking space permits set forth in paragraph 2.2; the monthly parking rate for each additional reserved parking structure permit will be $25.00 per month at the commencement at the term of this Lease. Monthly parking fees for additional reserved or unreserved parking spaces shall be at Lessor's then current parking space rent and shall be payable one month in advance prior to the first day of each calendar month.

        2.3 COMMON AREAS - DEFINITION. The term "Common Areas" is defined as all areas and facilities outside the Premises and within the exterior boundary line of the Office Building Project that are provided and designated by the Lessor from time to time for the general non-exclusive use of Lessor, Lessee and other lessees of the Office Building Project and their respective employees, suppliers, shippers, customers and invitees, including but not limited to common entrances, lobbies, corridors, stairways and stairwells, public restrooms, elevators, escalators, parking areas to the extent not otherwise prohibited by this Lease, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, ramps, driveways, landscaped areas and decorative walls.

        2.4 COMMON AREAS - RULES AND REGULATIONS. Lessee agrees to abide by and conform to the rules and regulations attached hereto as Exhibit "D" with respect to the Office Building Project and Common Areas, and to cause its employees, suppliers, shippers, customers, and invitees to so abide and conform. Lessor or such other person(s) as Lessor may appoint shall have the exclusive control and management of the Common Areas and shall have the right, from time to time, to modify, amend and enforce said rules and regulations. Lessor shall not be responsible to Lessee for the non-compliance with said rules and regulations by other lessees, their agents, employees and invitees of the Office Building Project.

        2.5 COMMON AREAS - CHANGES. Lessor shall have the right, in Lessor's sole discretion, from time to time:

               (a) To make changes to the Building interior and exterior and Common Areas, including, without limitation changes in the location, size shape, number, and appearance thereof, including but not limited to the lobbies, windows, stairways, air shafts, elevators, escalators, restrooms, driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, decorative walls, landscaped areas and walkways; provided, however, Lessor shall at all times provide the parking facilities required by applicable law;





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               (b) To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available;

               (c) To designate other land and improvements outside the boundaries of the Office Building Project to be a part of the Common Areas, provided that such other land and improvements have a reasonable and functional relationship to the Office Building Project;

               (d) To add additional buildings and improvements to the Common Areas;

               (e) To use the Common Areas while engaged in making additional improvements, repairs or alterations to the Office Building Project, or any portion thereof;

               (f) To do and perform such other acts and make such other changes in, to or with respect to the Common Areas and Office Building Project as Lessor may, in the exercise of sound business judgment deem to be appropriate.

               (g) Provided, however, that such changes which Lessor may elect to make shall not: (a) permanently reduce parking available to Lessee or Lessee's customers, (b) materially interfere with Lessee's business or use of the Premises, (c) unreasonably impair customer access to the Premises, or (d) alter the first-class and high quality character and standards of the Building. All changes and additions to the Building shall be made in a manner consistent with a first-class office center, shall be performed expediently, and all reasonable steps shall be taken to minimize the impact on Lessee's business.

3. TERM

        3.1 TERM. The term and Commencement Date of this Lease shall be as specified in paragraph 1.5 of the Basic Lease Provisions.

        3.2 DELAY IN POSSESSION. Notwithstanding said Commencement Date, if for any reason Lessor cannot deliver possession of the Premises to Lessee on said date and subject to paragraph 3.2.2, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or the obligations of Lessee hereunder or extend the term hereof; but in such case, Lessee shall not be obligated to pay rent or perform any other obligation of Lessee under the terms of this Lease, except as may be otherwise provided in this Lease, until possession of the Premises is tendered to Lessee, as hereinafter defined; provided, however, that if Lessor shall not have delivered possession of the Premises within sixty (60) days following said Commencement Date, as the Commencement Date may be extended pursuant to paragraph 53 of the Addendum to this Lease, Lessee may, at Lessee's option, by notice in writing to Lessor within ten (10) days thereafter, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder; provided, however, that, as to Lessee's obligations, Lessee first reimburses Lessor for all costs incurred for Non-Standard Improvements and, as to Lessor's obligations, Lessor shall return any money previously deposited by Lessee (less any offsets due Lessor for Non-Standard Improvements); and provided further, that if such written notice by Lessee is not received by Lessor within said ten (10) day period, Lessee's right to cancel this Lease hereunder shall terminate and be of no further force or effect.

               3.2.1 POSSESSION TENDERED - DEFINED. Possession of the Premises shall be deemed tendered to Lessee ("Tender of Possession") when (1) the existing lessee of the Premises has vacated the Premises, estimated to be on or before January 31, 1999, (2) the Building utilities are ready for use in the Premises, (3) Lessee has reasonable access to the Premises, and (4) ten (10) days shall have expired following advance written notice to Lessee of the occurrence of the matters described in (1), (2) and (3), above of this paragraph
3.2.1. (See Addendum paragraph 52.1 of this Lease)

               3.2.2 DELAYS CAUSED BY LESSEE. There shall be no abatement of rent, and the ninety (90) day period following the Commencement Date before which Lessee's right to cancel this Lease accrues under paragraph 3.2, shall be deemed extended to the extent of any delays caused by acts or omissions of Lessee, its agents, employees and contractors.

        3.3 EARLY POSSESSION. If Lessee occupies the Premises prior to said Commencement Date, such occupancy shall be subject to all provisions of this Lease, including, without limitation paragraph 53 of the Addendum to this Lease.

        3.4 UNCERTAIN COMMENCEMENT. In the event commencement of the Lease term is defined as relating to the vacation of the Premises by an existing lessee, Lessee and Lessor shall execute an amendment to this Lease establishing the date of Tender of Possession (as defined in paragraph 3.2.1) or the actual taking of possession by Lessee, whichever first occurs, as the Commencement Date.

4. RENT

        4.1 BASE RENT. Subject to adjustment as hereinafter provided in paragraph 4.3, and except as may be expressly provided in this Lease, Lessee shall pay to Lessor the Base Rent for the Premises set forth in paragraph 1.6 of the Basic Lease Provisions, without offset or deduction. Lessee shall pay Lessor upon execution hereof the advance Base Rent described in paragraph 1.8 of the Basic Lease Provisions. Rent for any period during the term hereof which is for less than one month shall be prorated based upon the actual number of days of the calendar month involved. Rent shall be payable in lawful money of the United States to Lessor at the address stated herein or to such other persons or at such other places as Lessor may designate in writing.

        4.2 OPERATING EXPENSE INCREASE. Lessee shall pay to Lessor during the term hereof, in addition to the Base Rent, Lessee's Share, as hereinafter defined, of the amount by which all Operating Expenses, as hereinafter defined, for each Comparison Year exceeds the amount of all Operating Expenses for the Base Year, such excess being hereinafter referred to as the "Operating Expense Increase", in accordance with the following provisions:

               (a) Lessee's Share" is defined, for purposes of this Lease, as the percentage set forth in paragraph 1.10 of the Basic Lease Provisions, which percentage has been determined by dividing the approximate square footage of the Premises by the total approximate square footage of the rentable space contained in the Office Building Project. It is understood and agreed that the square footage figures set forth in the Basic Lease Provisions are approximations which Lessor and Lessee agree are reasonable and shall not be subject to revision except in connection with an actual change in the size of the Premises or a change in the space available for lease in the Office Building Project.

               (b) "Base Year" is defined as the calendar year 1999.

               (c) "Comparison Year" is defined as each calendar year during the term of this Lease subsequent to the Base Year; provided, however, Lessee shall have no obligation to pay a share of the Operating Expense Increase applicable to the first twelve (12) months of the Lease Term (other than such as are mandated by a governmental authority, as to which government mandated expenses Lessee shall pay Lessee's Share, notwithstanding they occur during the first twelve (12) months). Lessee's Share of the Operating Expense Increase for the first and last Comparison Years of the Lease Term shall be prorated according to that portion of such Comparison Year as to which Lessee is responsible for a share of such increase.

               (d) "Operating Expenses" is defined, for purposes of this Lease, to include all costs, if any, incurred by Lessor in the exercise of its reasonable discretion, for:

                      (i) The operation, repair, maintenance, and replacement, in neat, clean, safe, good order and condition, of the Office Building Project, including but not limited to, the following:

                      (aa) The Common Areas, including their surfaces, coverings, decorative items, carpets, drapes and window coverings, and including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, stairways, parkways, driveways, landscaped areas, striping, bumpers, irrigation systems, Common Area lighting facilities, building exteriors and roofs, fences and gates;

                      (bb) All heating, air conditioning, plumbing, electrical systems, life safety equipment, telecommunication and other equipment used in common by, or for the benefit of, lessees or occupants of the Office Building Project, including elevators and escalators, tenant directories, fire detection systems including sprinkler system maintenance and repair.

                      (ii) Trash disposal, janitorial and security services;

                      (iii) Any other service to be provided by Lessor that is elsewhere in this Lease stated to be an "Operating Expense";

                      (iv) The cost of the premiums for the liability and property insurance policies to be maintained by Lessor under paragraph 8 hereof;

                      (v) The amount of the real property taxes to be paid by Lessor under paragraph 10.1 hereof;

                      (vi) The cost of water, sewer, gas, electricity, and other publicly mandated services to the Office Building Project;

                      (vii) Labor, salaries, and applicable fringe benefits and costs (provided that to the extent that any of the employees perform any services not solely in connection with the management, operation, repair and maintenance of the Office Building Project, those items



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included in Operating Expenses pursuant to this subparagraph shall be prorated in accordance with the proportion that services performed in connection with the Building bear to the total services performed by such employees), materials, supplies and tools, used in maintaining and/or cleaning the Office Building Project and accounting and a management fee attributable to the operation of the Office Building Project (said management fee not to exceed five percent (5%) of rent received by Lessor from the Office Building Project);

                      (viii) Replacing and/or adding improvements mandated by any governmental agency and any repairs or removals necessitated thereby amortized over its useful life according to Federal income tax regulations or guidelines for depreciation thereof (including interest on the unamortized balance as is then reasonable in the judgment of Lessor's accountants);

                      (ix) Replacement of equipment or improvements that have a useful life for depreciation purposes according to Federal income tax guidelines of five (5) years or less, as amortized over such life. Provided that Lessee shall be obligated only for the amortized amounts pursuant to this subparagraph
(ix) and prior subparagraph (viii) during each year of the Term of this Lease and not for any such amortization prior to or subsequent to the Term of this Lease.

               (e) Operating Expenses shall not include the costs of replacements of equipment or improvements that have a useful life for Federal income tax purposes in excess of five (5) years unless it is of the type described in paragraph 4.2(d) (viii), in which case their cost shall be included as above provided.

               (f) Operating Expenses shall not include any expenses paid by any lessee directly to third parties, or as to which Lessor is otherwise reimbursed by any third party, other tenant, or by insurance proceeds, or would have been so reimbursed if Lessor had maintained the insurance required hereunder.

               (g) Notwithstanding the above, all Operating Expenses shall be reasonable and shall be related to the Office Building Project and Lessor's Operating Expenses shall not include the following: (i) advertising costs, legal fees or brokerage commissions incurred in connection with leasing; (i) repairs, alternations, additions, improvements or replacements made to rectify or correct any defect in the original design, materials or workmanship of the Building or Common Areas; (iii) any improvements, alterations or expenditures of a capital nature, except as expressly permitted pursuant to paragraphs 4.2(d)(viii) and (ix), above; (iv) damage and repairs attributable to condemnation; (v) damage and repairs covered under any insurance policy carried by Lessor in connection with the Building or Common Areas, except that any deductible amount under any insurance policy shall be included in Operating Expenses; (vi) executive salaries or salaries of service personnel to the extent that such service personnel perform services other than connection with the management, operation, repair or maintenance of the Building or Common Areas;
(vii) Lessor's general overhead expenses not related to the Building or Common Areas; (viii) payments of principal or interest on any mortgage or other encumbrance; (ix) depreciation, except as otherwise specifically permitted; (x) legal fees, accountants fees and other expenses incurred in connection with disputes with lessees or other occupants of the Building or associated with the enforcement of any leases or defense of Lessor's title to or interest in the Building or any part thereof; (xi) costs (including permit, license and inspection fees) incurred in renovating or otherwise improving, decorating, painting or altering space for lessees or other occupants or vacant space in the Building; (xii) costs incurred due to violation by Lessor or any other lessee in the Building of the terms and conditions of any lease or costs or fines arising from Lessor's violation of any governmental rule or authority; (xiii) services, installations, or benefits furnished to some lessees which are not furnished to Lessee or quantities of such services furnished to some lessees which are also furnished to Lessee but are furnished to other lessees in an amount materially in excess of that which would represent a fair proportion of such services;
(xiv) the cost of any service provided to Lessee or other occupants of the Building for which Lessor is entitled to be reimbursed; (xv) Lessor shall not collect in excess of one hundred percent (100%) of all of Lessor's Operating Costs; (xvi) Lessor shall not recover, through Operating Costs, any item of cost more than once; and (xvii) there shall not be included in Lessor's Operating Costs any costs in excess of those that would be reasonably incurred by experienced, professional operators and managers of similar first-class Office Building Projects.

               (h) If the Office Building Project is not at least ninety-five percent (95%) occupied during all or a portion of the Base Year or any Comparison Year, then Lessor shall make an appropriate adjustment in accordance with industry standards of the Operating Costs for each such year to determine what the Operating Costs would have been for such year as if the Office Building Project had been at least ninety-five percent (95%) occupied, and the amount so determined shall be deemed to be the amount of Operating Costs for the Base Year. Such adjustment shall be made by Lessor by increasing those costs included in the Operating Costs which according to industry practice vary based upon the level of occupancy of the Office Building Project. Any costs incurred in a subsequent Comparison Year and not included in the Base Year shall be added to and included in the Base Year, grossed up as applicable, as if the cost was incurred and/or paid in the Base Year. Any warranties in the Base Year shall be accounted for as if such service was paid for and provided.

               (i) Lessee's Share of Operating Expense Increase shall be payable by lessee within thirty (30) days after a reasonably detailed statement of actual expenses is presented to Lessee by Lessor. At Lessor's option, however, an amount may be estimated by Lessor from time to time in advance of Lessee's Share of the Operating Expense Increase for any Comparison Year, and the same shall be payable monthly or quarterly, as Lessor shall designate, during each Comparison Year of the Lease term, on the same day as the Base Rent is due hereunder. In the event that Lessee pays Lessor's estimate of Lessee's Share of Operating Expense Increase as aforesaid, Lessor shall deliver to Lessee within sixty (60) days after the expiration of each Comparison Year a reasonably detailed statement showing Lessee's Share of the actual Operating Expense Increase incurred during such year. If Lessee's payments under this paragraph 4.2(g) during said Comparison Year exceed Lessee's Share as indicated on said statement, Lessee shall be entitled to credit the amount of such overpayment against Lessee's monetary obligations hereunder next falling due. If Lessee's payments under this paragraph during said Comparison Year were less than Lessee's Share as indicated on said statement, Lessee shall pay to Lessor the amount of the deficiency within thirty (30) days after delivery by Lessor to Lessee of said statement. Lessor and Lessee shall, within ninety (90) days of the end of such Comparison Year, adjust between them by cash payment any balance determined to exist with respect to that portion of the last Comparison Year for which Lessee is responsible as to Operating Expenses Increases, notwithstanding
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        4.3 RIGHT OF LESSEE TO AUDIT. Lessee shall have the right to audit
Lessee's Share of Operating Expense Increases as set forth in paragraph 55 of the Addendum attached thereto.

5. SECURITY DEPOSIT. Lessee shall deposit with Lessor upon execution hereof the security deposit set forth in paragraph 1.9 of the Basic Lease Provisions as security for Lessee's faithful performance of Lessee's obligations hereunder. If Lessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, Lessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default for the payment of any other sum to which Lessor may become obligated by reason of Lessee's default, or to compensate Lessor for any loss or damage which Lessor may suffer thereby. If Lessor so uses or applies all or any portion of said deposit, Lessee shall within ten (10) days after written demand therefor deposit cash with Lessor in an amount sufficient to restore said deposit to the full amount then required of Lessee. Lessor shall not be required to keep said security deposit separate from its general accounts. If Lessee performs all of Lessee's obligations hereunder, said deposit, or so much thereof as has not heretofore been applied by Lessor, shall be returned, without payment of interest or other increment for its use, to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessee's interest hereunder) at the expiration of the term hereof, and after Lessee has vacated the Premises. No trust relationship is created herein between Lessor and Lessee with respect to said Security Deposit.

6. USE.

        6.1 USE. The Premises shall be used and occupied only for the purpose set forth in paragraph 1.4 of the Basic Lease Provisions or any other use which is reasonably comparable to that use and for no other purpose. Lessee shall have the right of access to its Premises twenty-four (24) hours per day every day of the year subject to other provisions of this Lease which could affect such access, such as damage or destruction, condemnation or force majeure events.

        6.2 COMPLIANCE WITH LAW.

               (a) Lessor warrants to Lessee that the Premises, in the state existing on the date that the Lease term commences, but without regard to alterations or improvements made by Lessee or the use for which Lessee will occupy the Premises, does not violate any covenants or restrictions or record, or any applicable building code, regulation or ordinance in effect on such Lease term Commencement Date. In the event it is determined that this warranty has been violated, then it shall be the obligation of the Lessor, after written notice from Lessee, to promptly, at Lessor's sole cost and expense, rectify any such violation.

               (b) Except as provided in paragraph 6.2(a) Lessee shall, at Lessee's expense, promptly comply with all applicable statutes, ordinances, rules, regulations, orders, covenants and restrictions of record, and requirements of any fire insurance underwriters or rating bureaus, now in effect or which may hereafter come into effect, whether or not they reflect a change in policy from that now existing, during the term or any part of the term hereof, relating in any manner to the Premises and the occupation and use by Lessee of the Premises. Lessee shall conduct its business in a lawful manner and shall not use or permit the use of the Premises or the Common Areas in any manner that will tend to create waste or a nuisance or shall tend to disturb other occupants of the Office Building Project.

        6.3 CONDITION OF PREMISES.

               (a) Lessor shall deliver the Premises to Lessee in a clean condition on the lease Commencement Date (unless Lessee is already in possession) and Lessor warrants to Lessee that the plumbing, lighting, air conditioning, and heating system in the Premises shall be in good operating condition. In the event that it is determined that this warranty has been violated, then it shall be the obligation of Lessor, after receipt of written notice from Lessee setting forth with specificity the nature of the violation, to promptly, at Lessor's sole cost, rectify such violation.

               (b) Except as otherwise provided in this Lease, Lessee hereby accepts the Premises and the Office Building Project in their condition existing as of the Lease Commencement Date or the date that Lessee takes possession of the Premises, whichever is earlier, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and any easements, covenants or restrictions of record, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Lessee acknowledges that it has satisfied itself by its own independent investigation that the Premises are suitable for its intended use, and that neither Lessor nor Lessor's agent or agents has made any representation or warranty as to the present or future suitability of the Premises, Common Areas, or Office Building Project for the conduct of Lessee's business.

7. MAINTENANCE, REPAIRS, ALTERATIONS AND COMMON AREA SERVICES.

        7.1 LESSOR'S OBLIGATIONS. Lessor shall keep the Office Building Project, including the Premises, interior and exterior walls, roof, and Common Areas, and the equipment whether used exclusively for the Premises or in common with other premises, in good condition and repair comparable to other office building projects in the Irvine Spectrum; provided, however, Lessor shall not be obligated to paint, repair or replace wall coverings, or to repair or replace any improvements that are not ordinarily a part of the Building or are above then Building standards. Except as provided in paragraph 9.5, there shall be no abatement of rent or liability to Lessee on account of any injury or interference with Lessee's business with respect to any improvements, alterations or repairs made by Lessor to the Office Building Project or any part thereof. See paragraph 60 of the Addendum to this Lease.

7.2  LESSEE'S OBLIGATIONS.

               (a) Notwithstanding Lessor's obligation to keep the Premises in good condition and repair, Lessee shall be responsible for payment of the cost thereof to Lessor as additional rent for that portion of the cost of any maintenance and repair of the Premises, or any equipment (wherever located) that serves only Lessee or the Premises, to the extent such cost is attributable to causes beyond normal wear and tear. Lessee shall be responsible for the cost of repairing wall coverings, and to repair or replace any Premises improvements that are not ordinarily a part of the Building or that are above then Building standards. Lessor may, at its option, upon reasonable notice, elect to have Lessee perform any particular such maintenance or repairs the cost of which is otherwise Lessee's responsibility hereunder.

               (b) On the last day of the term hereof, or on any sooner termination, Lessee shall surrender the Premises to Lessor in the same condition as received, ordinary wear and tear and casualty excepted, clean and free of debris. Any damage or deterioration of the Premises shall not be deemed ordinary wear and tear if the same could have been prevented by good maintenance practices by Lessee. Lessee shall repair any damage to the Premises occasioned by the installation or removal of Lessee's trade fixtures, alterations, furnishings and equipment. Except as otherwise stated in this Lease, Lessee shall leave the air lines, power panels, electrical distribution systems, lighting fixtures, air conditioning, window coverings, wall coverings, carpets, wall paneling, ceilings and plumbing on the Premises and in the same condition as received, reasonable ordinary wear and tear and casualty excepted. Tenant may leave in place any Tenant improvements installed by former tenants; provided, however, that Tenant shall remove any furniture systems purchased from former tenants.

7.3  ALTERATIONS AND ADDITIONS.

               (a) Lessee shall not, without Lessor's prior written consent make any alterations, improvements, additions, utility installations or repairs in, on or about the Premises, or the Office Building Project. As used in this paragraph 7.3 the term "Utility Installation" shall mean carpeting, window and wall coverings, power panels, electrical distribution systems, lighting fixtures, air conditioning, plumbing, and telephone and telecommunication wiring and equipment. At the expiration of the term, Lessor may require the removal of any or all of said alterations, improvements, additions or Utility Installations actually installed by Lessee, and the restoration of the Premises and the Office Building Project to their prior condition, at Lessee's expense; provided that Lessee requests




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                                  Page 4 of 14

Lessor's consent to a proposed Alteration, or before the commencement of any Alteration for which Lessor's consent is not required, Lessee may ask Lessor in writing whether Lessor will require that the Alteration be removed on expiration or earlier termination of the Lease Term. Lessor shall respond to this inquiry in writing within fifteen (15) days. If Lessor states in its response that it will not require removal, Lessee shall not be required to remove this Alteration. Should Lessor permit Lessee to make its own alterations, improvements, additions or Utility Installations, Lessee shall use only such contractor as has been expressly approved by Lessor, and Lessor may require Lessee to provide Lessor, at Lessee's sole cost and expense, a lien and completion bond in an amount equal to one and one-half times the estimated cost of such improvements, to insure Lessor against any liability for mechanic's and materialmen's liens and to insure completion of the work. Should Lessee make any alterations, improvements, additions or Utility Installations without the prior approval of Lessor, or use a contractor not expressly approved by Lessor, Lessor may, at any time during the term of this Lease, require that Lessee remove any part or all of the same.

               (b) Any alterations, improvements, additions or Utility Installations in or about the Premises or the Office Building Project that Lessee shall desire to make shall be presented to Lessor in written form, with proposed detailed plans. If Lessor shall give its consent to Lessee's making such alteration, improvement, addition or Utility Installation, the consent shall be deemed conditioned upon Lessee acquiring a permit to do so from the applicable governmental agencies, furnishing a copy thereof to Lessor prior to the commencement of the work, and in compliance by Lessee with all conditions of said permit in a prompt and expeditious manner.

               (c) Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use in the Premises, which claims are or may be secured by any mechanic's or material-men's lien against the Premises, the Building or the Office Building Project, or any interest therein.

               (d) Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in the Premises by Lessee, and Lessor shall have the right to post notices of non-responsibility in or on the Premises or the Building as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend itself and Lessor against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises, the Building or the Office Building Project, upon the condition that if Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to such contested lien claim or demand indemnifying Lessor against liability for the same and holding the Premises, the Building and the Office Building Project free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's reasonable attorneys fees and costs in participating in such action if Lessor shall decide it is to Lessor's best interest so to do.

               (e) All alterations, improvements, additions and Utility Installations (whether or not such Utility Installations constitute trade fixtures of Lessee), which may be made to the Premises by Lessee, including but not limited to, floor coverings, panelings, doors, drapes, built-ins, moldings, sound attenuation, and lighting and telephone or communication systems, conduit, wiring and outlets, shall be made and done in a good and workmanlike manner and of good and sufficient quality and materials and shall be the property of Lessor and remain upon and be surrendered with the Premises at the expiration of the Lease term, unless Lessor requires their removal pursuant to paragraph 7.3(a). Provided Lessee is not in default, notwithstanding the provisions of this paragraph 7.3(e), Lessee's personal property and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises or the Building, and other than Utility Installations, shall remain the property of Lessee and may be removed by Lessee subject to the provisions of paragraph 7.2.

               (f) Lessee shall provide Lessor with as-built plans and specifications for any alterations, improvements, additions or Utility Installations.

        7.4 UTILITY ADDITIONS. Lessor reserves the right to install new or additional utility facilities throughout the Office Building Project for the benefit of Lessor or Lessee, or any other lessee of the Office Building Project, including, but not by way of limitation, such utilities as plumbing, electrical systems, communication systems, and fire protection and detection systems, so long as such installations do not unreasonably interfere with Lessee's use of the Premises.

8. INSURANCE; INDEMNITY.

        8.1 LIABILITY INSURANCE - LESSEE. Lessee shall, at Lessee's expense, obtain and keep in force during the term of this Lease a policy of Commercial General Liability insurance utilizing an Insurance Services Office standard form with Broad Form General Liability Endorsement (GL0404), or an equivalent, in an amount of not less than $2,000,000.00 per occurrence of bodily injury and property damage combined or in a greater amount as reasonably determined by Lessor and shall insure Lessee with Lessor as an additional insured against liability arising out of the use, occupancy or maintenance of the Premises. Compliance with the above requirement shall not, however, limit the liability of Lessee hereunder.

        8.2 LIABILITY INSURANCE - LESSOR. Lessor shall obtain and keep in force during the term of this Lease a policy of Combined Single Limit Bodily Injury and Broad Form Property Damage Insurance, plus coverage against such other risks Lessor deems advisable from time to time, insuring Lessor, but not Lessee, against liability arising out of the ownership, use, occupancy or maintenance of the Office Building Project in an amount not less than $5,000,000.00 per occurrence.

        8.3 PROPERTY INSURANCE - LESSEE. Lessee shall, at Lessee's expense, obtain and keep in force during the term of this Lease for the benefit of Lessee, replacement cost fire and extended coverage insurance, with vandalism and malicious mischief, sprinkler leakage and earthquake sprinkler leakage endorsements, in an amount sufficient to cover not less than 100% of the full replacement cost, as the same may exist from time to time, of all of Lessee's personal property, fixtures, equipment and tenant improvements.

        8.4 PROPERTY INSURANCE - LESSOR. Lessor shall obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage to the Office Building Project improvements, but not Lessee's personal property, fixtures, equipment or tenant improvements, in the amount of the full replacement cost thereof, as the same may exist from time to time, utilizing Insurance Services Office standard form, or equivalent, providing protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, plate glass, and such other perils as Lessor deems advisable or may be required by a lender having a lien on the Office Building Project. In addition, Lessor shall obtain and keep in force, during the term of this Lease, a policy of rental value insurance covering a period of one year, with loss payable to Lessor, which insurance shall also cover all Operating Expenses for said period. Lessee will not be named in any such policies carried by Lessor and shall have no right to any proceeds therefrom. The policies required by these paragraphs 8.2 and 8.4 shall contain such deductibles as Lessor or the aforesaid lender reasonably may determine. The deductible amount of Lessor's existing property insurance policy is $10,000.00. In the event that the Premises shall suffer an insured loss as defined in paragraph 9.1(f) hereof, the reasonable deductible amounts under the applicable insurance policies shall be deemed an Operating Expense. Lessee shall not do or permit to be done anything which shall invalidate the insurance policies carried by Lessor. Lessee shall pay the entirety of any increase in the property insurance premium for the Office Building Project over what it was immediately prior to the commencement of the term of this Lease if the increase is specified by Lessor's insurance carrier as being caused by the nature of Lessee's occupancy or any act or omission of Lessee.

        8.5 INSURANCE POLICIES. Lessee shall deliver to Lessor copies of liability insurance policies required under paragraph 8.1 or certificates evidencing the existence and amounts of such insurance within seven (7) business days after the Commencement Date of this Lease. No such policy shall be cancelable or subject to reduction of coverage or other modification except after thirty (30) days prior written notice to Lessor. Lessee shall, at least thirty (30) days prior to the expiration of such policies, furnish Lessor with renewals thereof.

        8.6 WAIVER OF SUBROGATION. Lessee and Lessor each hereby release and relieve the other, and waive their entire right of recovery against the other, for direct or consequential loss or damage arising out of or incident to the perils covered by property insurance carried by such party, whether due to the negligence of Lessor or Lessee or their agents, employees, contractors and/or invitees. If necessary all property insurance policies required under this Lease shall be endorsed to so provide.

        8.7 (a) INDEMNITY OF LESSOR. Except for Lessor's active negligence or willful misconduct, Lessee shall indemnify and hold harmless Lessor and its agents, Lessor's master or ground lessor, partners and lenders, from and against any and all claims for damage to the person or property of anyone or any entity arising from Lessee's use of the Office Building Project, or from the conduct of Lessee's business or from any activity, work or things done, permitted or suffered by Lessee in or about the Premises or elsewhere and shall further indemnify and hold harmless Lessor from and against any and all claims, costs and expenses arising from any breach or default in the performance of any obligation on Lessee's part to be performed under the terms of this Lease, or arising from any act or omission of Lessee, or any of Lessee's agents, contractors, employees or invitees, and from and against all costs, attorney's fees, expenses and liabilities incurred by Lessor as the result of any such use, conduct, activity, work, things done, permitted or suffered, breach, default or negligence, and in dealing reasonably therewith, including but not limited to the defense or pursuit of any claim or any action or proceeding involved therein; and in case any action or proceeding be brought against Lessor by reason of any such manner, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel





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                                  Page 5 of 14
reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be so indemnified. Lessee, as a material part of the consideration to Lessor, hereby assumes all risk of damage to property of Lessee or injury to persons, in, upon or about the Office Building Project arising from any cause and Lessee hereby waives all claims in respect thereof against Lessor.

               (b) Indemnity of Lessee. Except for Lessee's active negligence or willful misconduct, Lessor shall indemnify and hold harmless Lessee and its agents, partners and lenders, from and against any and all claims for damage to the person or property of anyone or any entity arising from Lessor's use of the Office Building Project, or from the conduct of Lessor's business or from any activity, work or things done, permitted or suffered by Lessor in or about the Common Areas or elsewhere and shall further indemnify and hold harmless Lessee from and against any and all claims, costs and expenses arising from any breach or default in the performance of any obligation on Lessor's part to be performed under the terms of this Lease, or arising from any act or omission of Lessor, or any of Lessor's agents, contractors, employees or invitees, and from and against all costs, attorneys fees, expenses and liabilities incurred by Lessee as the result of any such use, conduct, activity, work, things done, permitted or suffered, breach, default or negligence, and in dealing reasonably therewith, including but not limited to the defense or pursuit of any claim or any action or proceeding involved therein; and in case any action or proceeding be brought against Lessee by reason of any such matter, Lessor upon notice from Lessee shall defend the same at Lessor's expense by counsel reasonably satisfactory to Lessee and Lessee shall cooperate with Lessor in such defense. Lessee need not have first paid any such claim in order to be so indemnified. Lessor, as a material part of the consideration to Lessee, hereby assumes all risk of damage to property of Lessor or injury to persons, in, upon or about the Office Building Project (exclusive of the Premises) arising from any cause and Lessor hereby waives all claims in respect thereof against Lessee.

        8.8 EXEMPTION OF LESSOR FROM LIABILITY. Except for Lessor's active negligence or willful misconduct, Lessee hereby agrees that Lessor shall not be liable for injury to Lessee's business or any loss of income therefrom or for loss of damage to the goods, wares, merchandise or other property of Lessee, Lessee's employees, invitees, customers, or any other person in or about the Premises or the Office Building Project, nor shall Lessor be liable for injury to the person of Lessee, Lessee's employees, agents or contractors, whether such damage or injury is caused by or results from theft, fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether said damage or injury results from conditions arising upon the Premises or upon other portions of the Office Building Project, or from other sources or places, or from new construction or the repair, alteration or improvement of any part of the Office Building Project, or of the equipment, fixtures or appurtenances applicable thereto, and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible, Lessor shall not be liable for any damages arising from any act or neglect of any other lessee, occupant or user of the Office Building Project, nor from the failure of Lessor to enforce the provisions of any other lease of any other lessee of the Office Building Project.

        8.9 NO REPRESENTATION OF ADEQUATE COVERAGE. Lessor makes no representation that the limits or forms of coverage of insurance specified in this paragraph 8 are adequate to cover Lessee's property or obligations under this Lease.

9. DAMAGE OR DESTRUCTION.

        9.1 DEFINITIONS.

               (a) "Premises Damage" shall mean if the Premises are damaged or destroyed to any extent.

               (b) "Premises Building Partial Damage" shall mean if the Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is less than twenty-five percent (25%) of the then Replacement Cost of the Building.

               (c) "Premises Building Total Destruction" shall mean if the Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is fifty percent (50%) or more of the then Replacement Cost of the Building.

               (d) "Office Building Project Buildings" shall mean all of the buildings on the Office Building Project site.

               (e) "Office Building Project Buildings Total Destruction" shall mean if the Office Building Project Buildings are damaged or destroyed to the extent that the cost to repair is twenty-five percent (25%) or more of the then Replacement Cost of the Office Building Project Buildings.

               (f) "Insured Loss" shall mean damage or destruction which was caused by an event required to be covered by the insurance described in paragraph 8. The fact that an Insured Loss has a deductible amount shall not make the loss an uninsured loss.

               (g) "Replacement Cost" shall mean the amount of money necessary to be spent in order to repair, or rebuild the damaged area to the condition that existed immediately prior to the damage occurring, excluding all improvements made by lessees, other than those installed by Lessor at Lessee's expense.

9.2 PREMISES DAMAGE; PREMISES BUILDING PARTIAL DAMAGE.

               (a) Insured Loss: Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage which is an Insured Loss and which falls into the classification of either Premises Damage or Premises Building Partial Damage, then Lessor shall, as soon as reasonably possible and to the extent the required materials and labor are readily available through usual commercial channels, at Lessor's expense, repair such damage (but not Lessee's fixtures, equipment or tenant improvements originally paid for by Lessee) to its condition existing at the time of the damage, and this Lease shall continue in full force and effect.

               (b) Uninsured Loss: Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage which is not an Insured Loss and which falls within the classification of Premises Damage or Premises Building Partial Damage, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense), which damage prevents Lessee from making any substantial use of the Premises, Lessor may at Lessor's option either (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after the date of the occurrence of such damage of Lessor's intention to cancel and terminate this Lease as of the date of the occurrence of such damage, in which event this Lease shall terminate as of the date of the occurrence of such damage. If Lessor has not given to Lessee the thirty (30) day notice provided in the preceding subparagraph (ii), and if Lessor has not commenced the repair pursuant to subparagraph (i), then at any time thereafter before Lessor actually commences the repair, Lessee by notice to Lessor may cancel and terminate this Lease by notice to Lessor as of the date of the occurrence of such damage.

        9.3 PREMISES BUILDING TOTAL DESTRUCTION. Office Building Project Total Destruction. Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage, whether or not it is an Insured Loss, which falls into the classifications of either (i) Premises Building Total Destruction, or (ii) Office Building Project Total Destruction, then Lessor may at Lessor's option either (i) repair such damage or destruction as soon as reasonably possible at Lessor's expense (to the extent the required materials are readily available through usual commercial channels) to its condition existing at the time of the damage, but not Lessee's fixtures, equipment or tenant improvements, and this Lease shall continue in full force and effect, or
(ii) give written notice to Lessee within thirty (30) days after the date of occurrence of such damage of Lessor's intention to cancel and terminate this Lease, in which case this Lease shall terminate as of the date of the occurrence of such damage.

9.4 DAMAGE NEAR END OF TERM.

               (a) Subject to paragraph 9.4(b), if at any time during the last twelve (12) months of the term of this Lease there is substantial damage to the Premises, Lessor or Lessee may at its option cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to the other of its election to do so within 30 (days) after the date of occurrence of such damage.

               (b) Notwithstanding paragraph 9.4(a), in the event that Lessee has an option to extend or renew this Lease, and the time within which said option may be exercised has not yet expired, Lessee shall exercise such option, if it is to be exercised at all, no later than twenty (20) days after the occurrence of an Insured Loss falling within the classification of Premises Damage during the last twelve (12) months of the term of this Lease. If Lessee duly exercises such option during said twenty (20) day period, Lessor shall, at Lessor's expense, repair such damage, but not Lessee's fixtures, equipment or tenant improvements, as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option during said twenty (20) day period, then Lessor may at Lessor's option terminate and cancel this Lease as of the expiration of said twenty (20) day period by giving written notice to Lessee of Lessor's election to do so within ten (10) days after the expiration of said twenty (20) day period, notwithstanding any term or provision in the grant of option to the contrary.

9.5 ABATEMENT OF RENT; LESSEE'S REMEDIES.

               (a) In the event Lessor repairs or restores the Building or Premises pursuant to the provisions of this paragraph 9, and any part of the Premises are




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                                  Page 6 of 14
not usable (including loss of use due to loss of access or essential services), the rent payable hereunder (including Lessee's Share of Operating Expenses) for the period during which such damage, repair or restoration continues shall be abated, provided (1) the damage was not the result of the negligence of Lessee, and (2) such abatement shall only be to the extent the operation and profitability of Lessee's business as operated from the Premises is adversely affected. Except for said abatement of rent, if any, Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair or restoration.

               (b) If Lessor shall be obligated to repair or restore the Premises or the Building under the provisions of this Paragraph 9 and shall not commence such repair or restoration within sixty (60) days after such occurrence, or if Lessor shall not complete the restoration and repair within six (6) months after such occurrence, Lessee may at Lessee's option cancel and terminate this Lease by giving Lessor written notice of Lessee's election to do so at any time prior to the commencement or completion, respectively, of such repair or restoration. In such event this Lease shall terminate as of the date of such destruction, provided that Lessee shall pay Base Rent and Lessee's Share of Operating Expenses to the extent Lessee actually occupies and uses all or portions of the Premises subsequent to the destruction.

               (c) Lessee agrees to cooperate with Lessor in connection with any such restoration and repair, including but not limited to the approval and/or execution of plans and specifications required.

        9.6 TERMINATION - ADVANCE PAYMENTS. Upon termination of this Lease pursuant to this paragraph 9, an equitable adjustment shall be made concerning advance rent and any advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's security deposit as has not theretofore been applied by Lessor.

        9.7 WAIVER. Lessor and Lessee waive the provisions of any statute which relate to termination of leases when leased property is destroyed and agree that such event shall be governed by the terms of this Lease.

10. REAL PROPERTY TAXES.

        10.1 PAYMENT OF TAXES. Lessor shall pay the real property tax, as defined in paragraph 10.3, applicable to the Office Building Project subject to reimbursement by Lessee of Lessee's Share of such taxes in accordance with the provisions of paragraph 4.2, except as otherwise provided in paragraph 10.2.

        10.2 ADDITIONAL IMPROVEMENTS. Lessee shall not be responsible for paying any increase in real property tax specified in the tax assessor's records and work sheets as being caused by additional improvements placed upon the Office Building Project by other lessees or by Lessor for the exclusive enjoyment of any other lessee. Lessee shall, however, pay to Lessor at the time that Operating Expenses are payable under paragraph 4.2(c) the entirety of any increase in real property tax if assessed solely by reason of additional improvements placed upon the Premises by Lessee or at Lessee's request.

        10.3 DEFINITION OF "REAL PROPERTY TAX". As used herein, the term "real property tax" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed on the Office Building Project or any portion thereof by any authority having the direct or indirect power to tax, including any city, county, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, as against any legal or equitable interest of Lessor in the Office Building Project or in any portion thereof, as against Lessor's right to rent or other income therefrom, and as against Lessor's business of leasing the Office Building Project. The term "real property tax" shall also include any tax, fee, levy, assessment or charge (i) in substitution of, partially or totally, any tax, fee, levy, assessment or charge hereinabove included within the definition of "real property tax", or (ii) the nature of which was hereinbefore included within the definition of "real property tax", or (iii) which is imposed for a service or right not charged prior to June 1, 1978 or, if previously charged, has been increased since June 1, 1978, or (iv) which is imposed as a result of a change in ownership, as defined by applicable local statutes for property tax purposes, of the Office Building Project or which is added to a tax or charge hereinbefore included within the definition of real property tax by reason of such change of ownership, or (v) which is imposed by reason of this transaction, any modifications or changes hereto, or any transfers hereof.

        10.4 EXCLUSIONS FROM REAL PROPERTY TAX. Real property taxes shall not include (a) any state, local, federal, personal or corporate income tax measured by the income of Lessor from all sources or from sources other than rent alone;
(b) any estate or inheritance taxes; (c) any succession or transfer taxes; (d) interest on taxes or penalties resulting from Lessor's failure to pay taxes; (e) any taxes which are essentially payments to a governmental agency for the right to make improvements to the Office Building Project. If, by law, any taxes or assessments may be paid in installments at the option of the taxpayer, then whether or not Lessor elects to pay taxes and assessments in such installments, Lessee's Share of Taxes shall be computed as if such election had been made, and only installments thereof which would have become due during the Term shall be included in Taxes for purposes of computing Lessee's Share thereof.

10.5 TAXES. If Lessee and other lessees in the Office Building Project collectively occupying fifty percent (50%) or more of the rentable space of the Office Building Project request Lessor to seek a reduction in the assessed valuation of the Building or to contest any real property taxes, Lessor shall seek such reduction or contest such taxes, provided Lessee and the requesting parties advance the reasonable estimated costs for so doing and provided that no such action on the part of Lessee and other lessees shall jeopardize Lessor's interest in the Building. In the event Lessor does not institute proceeding, then Lessee may bring or carry on such action in its own name, or in Lessor's name if required for this purpose. Reasonable expenses incurred by Lessor in attempting to protest, reduce or minimize Tax Expenses shall be included in Taxes Expenses in the year in which those expenses are paid. Tax refunds shall be deducted from Tax Expenses in the year in which they are received by Lessor.

        10.6 JOINT ASSESSMENT. If the improvements or property, the taxes for which are to be paid separately by Lessee under paragraph 10.2 or 10.5 are not separately assessed, Lessee's portion of that tax shall be equitably determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information (which may include the cost of construction) as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

10.7 PERSONAL PROPERTY TAXES.

               (a) Lessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Lessee contained in the Premises or elsewhere.

               (b) If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay to Lessor the taxes attributable to Lessee within thirty (30) days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

11. UTILITIES.

               11.1 SERVICES PROVIDED BY LESSOR. Lessor shall provide heating, ventilation, air conditioning, and janitorial service as reasonably required, reasonable amounts of electricity for normal lighting and office machines, water for reasonable and normal drinking and lavatory use, and replacement light bulbs and/or fluorescent tubes and ballasts for standard overhead fixtures. Janitorial service and customary cleaning shall be provided after normal business hours and in a manner consistent with the operation of other first-class office buildings in the area.

        11.2 SERVICES EXCLUSIVE TO LESSEE. Lessee shall pay for all water, gas, heat, light, power, telephone and other utilities and services specially or exclusively supplied and/or metered exclusively to the Premises or to Lessee, and which originated at the request of Lessee, together with any taxes thereon. If any such services are not separately metered to the Premises, Lessee shall pay at Lessor's option, either Lessee's Share or a reasonable proportion to be determined by Lessor of all charges jointly metered with other premises in the Building.

        11.3 HOURS OF SERVICE. Said services and utilities shall be provided during generally accepted business days and hours (8:00 AM TO 6:00 PM) or such other days or hours as may hereafter be set forth. Utilities and services required at other times shall be subject to advance request and reimbursement by Lessee to Lessor of the cost thereof. Lessee shall be allowed after-hours use of the heating, ventilating and air conditioning ("HVAC") system within the Premises provided Lessor is given adequate notice to adjust the appropriate timers. Lessor shall advise Lessee from time to time of the required "adequate notice," and Lessee shall be charged the prevailing market rate for such after-hours HVAC use, which




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                                  Page 7 of 14
rate is currently $40.00 per hour.

        11.4 EXCESS USAGE BY LESSEE. Lessee shall not make connection to the utilities except by or through existing outlets and shall not install or use machinery or equipment in or about the Premises that uses excess water, lighting or power, or suffer or permit any act that causes extra burden upon the utilities or services, including but not limited to security services, over standard office usage for the Office Building Project. Lessor shall require Lessee to reimburse Lessor for any excess expenses or costs that may arise out of a breach of this subparagraph by Lessee. Lessor may, in its sole discretion, install at Lessee's expense supplemental equipment and/or separate metering applicable to Lessee's excess usage or loading.

        11.5 INTERRUPTIONS. There shall be no abatement of rent and Lessor shall not be liable in any respect whatsoever for the inadequacy, stoppage, interruption or discontinuance of any utility or service due to riot, strike, labor dispute, breakdown, accident, repair or other cause beyond Lessor's reasonable control or in cooperation with governmental request or directions. See paragraph 60 of the Addendum to this Lease.

12. ASSIGNMENT AND SUBLETTING.

        12.1 LESSOR'S CONSENT REQUIRED. Lessee shall not voluntarily or by operation of law assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of Lessee's interest in the Lease or in the Premises, without Lessor's prior written consent, which Lessor shall not unreasonably withhold or delay. Lessor shall respond to Lessee's request for consent hereunder in a timely manner and any attempted assignment, transfer, mortgage, encumbrance or subletting without such consent shall be voidable at Lessor's election. "Transfer" within the meaning of this paragraph 12 shall include the transfer or transfers aggregating: (a) if Lessee is a corporation, more than fifty percent (50%) of the voting stock of such corporation, or (b) if Lessee is a partnership, Limited Liability Company or a combination of entities, more than fifty percent (50%) of the profit and loss participation in such partnership or entities in the aggregate.

        12.2 LESSEE AFFILIATE. Notwithstanding the provisions of paragraph 12.1 hereof, Lessee may assign or sublet the Premises, or any portion thereof, without Lessor's consent, to any corporation which controls, is controlled by or is under common control with Lessee, or to any corporation resulting from the merger or consolidation with Lessee, or to any person or entity which acquires all the assets of Lessee as a going concern of the business that is being conducted on the Premises, all of which are referred to as "Lessee Affiliate"; provided that before such assignment shall be effective, (a) said assignee shall assume, in full, the obligations of Lessee under this Lease and (b) Lessor shall be given written notice of such assignment and assumption. Any such assignment shall not, in any way, affect or limit the liability of Lessee under the terms of this Lease even if after such assignment or subletting the terms of this Lease are materially changed or altered without the consent of Lessee, the consent of whom shall not be necessary.

12.3 TERMS AND CONDITIONS APPLICABLE TO ASSIGNMENT AND SUBLETTING.

               (a) Regardless of Lessor's consent, no assignment or subletting shall release Lessee of Lessee's obligation hereunder or alter the primary liability of Lessee to pay the rent and other sums due Lessor hereunder including Lessee's Share of Operating Expense Increase, and to perform all other obligations to be performed by Lessee hereunder.

               (b) Lessor may accept rent from any person other than Lessee pending approval or disapproval of such assignment.

               (c) Neither a delay in the approval or disapproval of such assignment or subletting, nor the acceptance of rent, shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for the breach of any of the terms or conditions of this paragraph 12 or this Lease.

               (d) If Lessee's obligation under this Lease has been guaranteed by third parties, then an assignment or sublease, and Lessor's consent thereto, shall not be effective unless said guarantors give their written consent to such sublease and the terms thereof.

               (e) The consent by Lessor to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting by Lessee or to any subsequent or successive assignment or subletting by the sublessee. However, Lessor may consent to subsequent sublettings and assignments of the sublease or any amendments or modifications thereto without notifying Lessee or anyone else liable on the Lease or sublease and without obtaining their consent and such action shall not relieve such persons from liability under this Lease or said sublease; however, such persons shall not be responsible to the extent any such amendment or modification enlarges or increases the obligations of the Lessee or sublessee under the Lease, or such sublease.

               (f) In the event of any default under this Lease, Lessor may proceed directly against Lessee, any guarantors or anyone else responsible for the performance of this Lease, including the sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor or Lessee.

               (g) Lessor's written consent to any assignment or subletting of the Premises by Lessee shall not constitute an acknowledgment that no default then exists under this Lease of the obligations to be performed by Lessee nor shall such consent be deemed a waiver of any then existing default, except as may be otherwise stated by Lessor at the time.

               (h) The discovery of the fact that any financial statement relied upon by Lessor in giving its consent to an assignment or subletting was materially false shall, at Lessor's election, render Lessor's said consent null and void.

        12.4 ADDITIONAL TERMS AND CONDITIONS APPLICABLE TO SUBLETTING. Regardless of Lessor's consent, the following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises (except subleases to affiliates of Lessee) and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

               (a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all rentals and income arising from any sublease heretofore or hereafter made by Lessee, and Lessor may collect such rent and income and apply same to Lessee's obligations under this Lease; provided, however, that until a material default shall occur in the performance of Lessee's obligations under this Lease, Lessee may receive, collect and enjoy the rents accruing under such sublease. Lessor shall not, by reason of this or any other assignment of such sublease to Lessor nor by reason of the collection of the rents from a sublessee, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee under such sublease. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a default exists in the performance of Lessee's obligations under this Lease, to pay to Lessor the rents due and to become due under the sublease. Lessee agrees that such sublessee shall have the right to rely upon any such statement and request from Lessor, and that such sublessee shall pay such rents to Lessor without an obligation or right to inquire as to whether such default exists and notwithstanding any notice from or claim from Lessee to the contrary Lessee shall have no right or claim against said sublessee or Lessor for any such rents so paid by said sublessee to Lessor.

               (b) No sublease entered into by Lessee shall be effective unless and until it has been approved in writing by Lessor. In entering into any sublease, Lessee shall use only such form of sublease as is reasonably satisfactory to Lessor, and once approved by Lessor, such sublease shall not be changed or modified without Lessor's prior written consent. Any sublease shall, by reason of entering into a sublease under this Lease, be deemed for the benefit of Lessor, to have assumed and agreed to conform and comply with each and every obligation herein to be performed by Lessee other than such obligations as are contrary to or inconsistent with provisions contained in a sublease to which Lessor has expressly consented in writing.

               (c) In the event Lessee shall default in the performance of its obligations under this Lease, Lessor at its option and without any obligation to do so, may require any sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of Lessee under such sublease from the time of the exercise of said option to the termination of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to Lessee or for any other prior defaults of Lessee under such sublease.

               (d) No sublessee shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.

               (e) With respect to any subletting to which Lessor has consented, Lessor agrees to deliver a copy of any notice of default by Lessee to the sublessee. Such sublessee shall have the right to cure a default of Lessee within three (3) days after service of said notice of default upon such sublessee, and the sublessee shall have a right of reimbursement and offset from and against Lessee for any such defaults cured by the sublessee.

        12.5 LESSOR'S EXPENSES. In the event Lessee shall assign or sublet the Premises or request the consent of Lessor to any assignment or subletting or if Lessee shall request the consent of Lessor for any act Lessee proposes to do then Lessee shall pay Lessor's reasonable costs and expenses incurred in connection therewith, including attorneys', architects', engineers' or other consultants' fees, as set forth in paragraph 31.

        12.6 CONDITIONS TO CONSENT. Lessor reserves the right to condition any approval to assign or sublet upon Lessor's determination that (a) the proposed assignee or sublessee shall conduct a business on the Premises consistent with the general character of the other occupants of the Office Building Project and not in violation of any exclusives or rights held by other tenants, and (b) the
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

or sublessee be at least as financially responsible as Lessee was expected to be at the time or the execution of this Lease.

13. DEFAULT; REMEDIES.

        13.1 DEFAULT. The occurrence of any one or more of the following events shall constitute a material default of this Lease by Lessee:

               (a) The abandonment of the Premises by Lessee and failure to pay Rent and other charges due hereunder.

               (b) The breach by Lessee of any of the covenants, conditions or provisions of paragraphs 7.3(a), (b) or (d) (alterations), 12.1 (assignment or subletting), 13.1(e) (insolvency), 16(a) (estoppel certificate), 30(b) (subordination), 33 (auctions), or 41.1 (easements), all of which are hereby deemed to be material, non-curable defaults without the necessity of any notice by Lessor to Lessee thereof.

               (c) The failure by Lessee to make any payment of rent or any other payment required to be made by Lessee hereunder, as and when due, where such failure shall continue for a period of three (3) days after written notice thereof from Lessor to Lessee. In the event that Lessor serves Lessee with a Notice to Pay Rent or Quit pursuant to applicable Unlawful Detainer statutes such Notice to Pay Rent or Quit shall also constitute the notice required by this subparagraph.

               (d) The failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Lessee other than those referenced in subparagraphs (b) and (c), above, where such failure shall continue for a period of thirty (30) days after written notice thereof from Lessor to Lessee; provided, however, that if the nature of Lessee's noncompliance is such that more than thirty (30) days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commenced such cure within said thirty (30) day period and thereafter diligently pursues such cure to completion. To the extent permitted by law, such thirty (30) day notice shall constitute the sole and exclusive notice required to be given to Lessee under applicable Unlawful Detainer statutes.

               (e) (i) The making by Lessee of any general arrangement or general assignment for the benefit of creditors; (ii) Lessee becoming a "debtor" as defined in 11 U.S.C. Section 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty
(60) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty
(30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days. In the event that any provision of this paragraph 13.1(e) is contrary to any applicable law, such provision shall be of no force or effect.

               (f) The discovery by Lessor that any financial statement given to Lessor by Lessee, or its successor in interest or by any guarantor of Lessee's obligation hereunder, was materially false.

        13.2 REMEDIES. In the event of any material default or breach of this Lease by Lessee, Lessor may at any time thereafter, with or without notice or demand, as set forth in paragraph 13.1, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such default:

               (a) Lessor may terminate this Lease and recover possession of the Premises. Once Lessor has terminated this Lease, Lessee shall immediately surrender the Premises to Lessor. On termination of this Lease, Lessor may recover from Lessee all of the following:

                      (i) The worth at the time of the award of any unpaid Rent that had been earned at the time of the termination, to be computed by allowing interest at the rate set forth in paragraph 19, but in no case greater than the maximum amount of interest permitted by law;

                      (ii) The worth at the time of the award of the amount by which the unpaid Rent that would have been earned between the time of the termination and the time of the award exceeds the amount of unpaid Rent that Lessee proves could reasonably have been avoided, to be computed by allowing interest, at the rate set forth in paragraph 19, but in no case greater than the maximum amount of interest permitted by law;

                      (iii) The worth at the time of the award of the amount by which the unpaid Rent for the balance of the Lease Term after the time of the award exceeds the amount of unpaid Rent that Lessee proves could reasonably have been avoided, to be computed by discounting that amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award plus one percent (1%);

                      (iv) Any other amount necessary to compensate Lessor for all the detriment proximately caused by Lessee's failure to perform obligations under this Lease, including brokerage commissions and advertising expenses, expenses of remodeling the Premises for a new lessee (whether for the same or a different use), and any special concessions made to obtain a new lessee; and

                      (v) Any other amounts, in addition to or in lieu of those listed above, that may be permitted by applicable law.

               (b) Lessor shall have the right to pursue any one or more of the foregoing remedies in addition to any other remedies now or later available to Lessor at law or in equity. These remedies are not exclusive but cumulative.

        13.3 DEFAULT BY LESSOR. Lessor shall not be in default unless Lessor fails to perform obligations required of Lessor within thirty (30) days after written notice by Lessee to Lessor; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days are required for performance then Lessor shall not be in default if Lessor commences performance within such 30-day period and thereafter diligently pursues the same to completion. See paragraph 60 of the Addendum to this Lease concerning remedies available to Lessee if Lessor is in material default under this Lease.

        13.4 LATE CHARGES. Lessee hereby acknowledges that late payment by Lessee to Lessor of Base Rent, Lessee's Share of Operating Expense Increase or other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Office Building Project. Accordingly, if any installment of Base Rent, Operating Expense Increase, or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to 6% of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder.

14. CONDEMNATION. If the Premises or any portion thereof or the Office Building Project are taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning





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

authority takes title or possession, whichever first occurs; provided that if so much of the Premises or the Office Building Project are taken by such condemnation as would substantially and adversely affect the operation and profitability of Lessee's business conducted from the Premises, Lessee shall have the option, to be exercised only in writing within sixty (60) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within thirty (30) days after the condemning authority shall have taken possession), to terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the rent and Lessee's Share of Operating Expense Increase shall be reduced in the proportion that the floor area of the Premises taken bears to the total floor area of the Premises. Common Areas taken shall be excluded from the Common Areas usable by Lessee and no reduction of rent shall occur with respect thereto or by reason thereof. Lessor shall have the option in its sole discretion to terminate this Lease as of the taking of possession by the condemning authority, by giving written notice to Lessee of such election within thirty (30) days after receipt of notice of a taking by condemnation of any part of the Premises or the Office Building Project. Any award for the taking of all or any part of the Premises or the Office Building Project under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any separate award for loss of or damage to Lessee's trade fixtures, removable personal properly and unamortized tenant improvements that have been paid for by Lessee, relocation expenses and loss of Lessee's goodwill, and any other amounts Lessee may claim without reducing any award to Lessor. For that purpose the cost of such improvements shall be amortized over the original term of this Lease excluding any options. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of severance damages received by Lessor in connection with such condemnation, repair any damage to the Premises caused by such condemnation except to the extent that Lessee has been reimbursed therefor by the condemning authority. Lessee shall pay any amount in excess of such severance damages required to complete such repair.

15. BROKER'S FEE.

               (a) The brokers involved in this transaction are C.B. RICHARD ELLIS, INC., 3501 Jamboree Road, Suite 100, Newport Beach, California 92660 (Carol Trapani and Omar Daud) as "listing broker" and Resource Commercial, 3723 Birch Street, Newport Beach, California 92660 (Dave Howard) as "cooperating broker," licensed real estate broker(s). A "cooperating broker" is defined as any broker other than the listing broker entitled to a share of any commission arising under this Lease. Upon execution of this Lease by both parties, Lessor shall pay to said brokers jointly, or in such separate shares as they may mutually designate in writing, a fee as set forth in a separate agreement between Lessor and said broker.

               (b) Lessee and Lessor each represent and warrant to the other that neither has had any dealings with any person, firm, broker or finder (other than the person(s), if any, whose names are set forth in paragraph 15(a), above) in connection with the negotiation of this Lease and/or the consummation of the transaction contemplated hereby, and no other broker or other person, firm or entity is entitled to any commission or finder's fee in connection with said transaction and Lessee and Lessor do each hereby indemnify and hold the other harmless from and against any costs, expenses, attorneys' fees or liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying party.

16. ESTOPPEL CERTIFICATE.

               (a) Each party (as "responding party") shall at any time upon not less than twenty (20) days prior written notice from the other party ("requesting party") execute, acknowledge and deliver to the requesting party a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to the responding party's knowledge, any uncured defaults on the part of the requesting party, or specifying such defaults if any are claimed. Any such statement may contain language that (i) all statements therein are made to responding party's best knowledge, (ii) the responding party is not obligated to make and has made no independent investigation of the facts, and (iii) nothing therein shall be deemed to be a waiver of any right or cause of action based on any fact of which responding party has no knowledge due to the other party's concealment of or failure to disclose a fact or facts. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Office Building Project or of the business of Lessee.

               (b) At the requesting party's option, the failure to deliver such statement within such time shall be a material default of this Lease by the party who is to respond, without any further notice to such party, or it shall be conclusive upon such party that (i) this Lease is in full force and effect, without modification except as may be represented by the requesting party, (ii) there are no uncured defaults in the requesting party's performance, and (iii) if Lessor is the requesting party, not more than one month's rent has been paid in advance.

               (c) If Lessor desires to finance, refinance, or sell the Office Building Project, or any party thereof, Lessee hereby agrees to deliver to any lender or purchaser designated by Lessor such financial statements of Lessee as may be reasonably required by such lender or purchaser. Such statements shall include the past three (3) years' financial statements of Lessor. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. LESSOR'S LIABILITY. The term "Lessor" as used herein shall mean only the owner or owners, at the time in question, of the fee title or a lessee's interest in a ground lease of the Office Building Project, and except as expressly provided in paragraph 15, in the event of any transfer of such title or interest, Lessor herein named (and in case of any subsequent transfers then the grantor) shall be relieved from and after the date of such transfer of all liability as respects Lessor's obligations thereafter to be performed, provided that any funds in the hands of Lessor or the then grantor at the time of such transfer, in which Lessee has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Lessor shall, subject as aforesaid, be binding on Lessor's successors and assigns, only during their respective periods of ownership.

18. SEVERABILITY. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction shall in no way affect the validity of any other provision hereof.

19. INTEREST ON PAST-DUE OBLIGATIONS. Except as expressly herein provided, any amount due to Lessor not paid when due shall bear interest at the lower of ten (10%) or the maximum rate then allowable by law or judgments from the date due. Payment of such interest shall not excuse or cure any default by Lessee under this Lease; provided, however, that interest shall not be payable on late charges incurred by Lessee nor on any amounts upon which late charges are paid by Lessee.




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

20. TIME OF ESSENCE. Time is of the essence with respect to the obligations to be performed under this Lease.

21. ADDITIONAL RENT. All monetary obligations of Lessee to Lessor under the terms of this Lease, including but not limited to Lessee's Share of Operating Expense Increase and any other expenses payable by Lessee hereunder shall be deemed to be rent.

22. INCORPORATION OF PRIOR AGREEMENTS; AMENDMENTS. This Lease contains all agreements of the parties with respect to any matter mention herein. No prior or contemporaneous agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification. Except as otherwise stated in this Lease, Lessee hereby acknowledges that neither the real estate broker listed in paragraph 15 hereof nor any cooperating broker on this transaction nor the Lessor or any employee or agents of any of said persons has made any oral or written warranties or representations to Lessee relative to the condition or use by Lessee of the Premises or the Office Building Project and Lessee acknowledges that Lessee assumes all responsibility regarding the Occupational Safety Health Act, the legal use and adaptability of the Premises and the compliance thereof with all applicable laws and regulations in effect during the term of this Lease.

23. NOTICES. Any notice required or permitted to be given hereunder shall be in writing and may be given by personal delivery or by certified or registered mail, and shall be deemed sufficiently given if delivered or addressed to Lessee or to Lessor at the address noted below or adjacent to the signature of the respective parties, as the case may be. Mailed notices shall be deemed given upon actual receipt at the address required, two (2) business days following deposit in the mail, postage prepaid, which first occurs. Either party may by notice to the other specify a different address for notice purposes. Any notice also may be given and shall be effective: (a) when delivered by overnight delivery Federal Express/Airborne/United Parcel Service/DHL Worldwide Express with charges prepaid or charged to the sender's account; notice is effective on delivery if delivery is confirmed by the delivery service, and (b) when sent by telex or fax to the last telex or fax number of the recipient known to the party giving notice and notice is effective on receipt as long as (I) a duplicate copy of the notice is promptly given by first-class or certified mail or by overnight delivery or (II) the receiving party delivers a written confirmation of receipt. Any notice given by telex or fax shall be considered to have been received on the next business day if it is received after 5:00 PM (recipient's time) or on a non-business day. A copy of all notices required or permitted to be given to a party hereunder shall be concurrently transmitted to such party or parties at such addresses as that party may from time to time hereafter designate by notice to the other.

24. WAIVERS. No waiver by Lessor of any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Lessee of the same or any other provision. Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to or approval of any subsequent act by Lessee. The acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

25. RECORDING. Either Lessor or Lessee shall, upon request of the other, execute acknowledge and deliver to the other a "short form" memorandum of this Lease for recording purposes. Neither party shall record a copy of this Lease.

26. HOLDING OVER. If Lessee, with Lessor's consent, remains in possession of the Premises or any part thereof after the expiration of the term hereof, such occupancy shall be a tenancy from month to month upon all the provisions of this Lease pertaining to the obligations of Lessee, except that the rent payable shall be two hundred percent (200%) of the rent payable immediately preceding the termination date of this Lease, and all Options, if any, granted under the terms of this Lease shall be deemed terminated and be of no further effect during said month to month tenancy.

27. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. COVENANTS AND CONDITIONS. Each provision of this Lease performable by Lessee shall be deemed both a covenant and a condition.

29. BINDING EFFECT; CHOICE OF LAW. Subject to any provisions hereof restricting assignment or subletting by Lessee and subject to the provision of paragraph 17, this Lease shall bind the parties, their personal representatives, successors and assign. This Lease shall be governed by the laws of the State where the Office Building Project is located and any litigation concerning this Lease between the parties hereto shall be initiated in the county in which the Office Building Project is located.

30. SUBORDINATION.

               (a) This Lease, and any Option or right of first refusal granted hereby, at Lessor's option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation or security now or hereafter placed upon the Office Building Project and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof, provided that Lessee's right to quiet possession of the Premises shall not be disturbed if Lessee is not in material default and so long as Lessee shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgage, trustee, or ground lessor shall elect to have this Lease and any Options granted hereby prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Lessee, this Lease and such Option shall be deemed prior to such mortgage, deed of trust or ground lease, whether this Lease or such Options are dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

               (b) Lessee agrees to execute such reasonable documents as required to effectuate an attornment, a subordination, or to make this Lease or any Option granted herein prior to the lien of any mortgage, deed of trust or ground lease, as the case may be. Lessee's failure to execute such documents or to provide Lessee's reasonable objections thereto within the twenty (20) days after written demand shall constitute a material default by Lessee hereunder.

31. ATTORNEYS' FEES.

        31.1 If either party or the broker(s) named herein bring an action to enforce the terms hereof or declare rights hereunder, the prevailing party in any such action, trial, or appeal thereon, shall be entitled to his reasonable attorneys' fees to be paid by the losing party as fixed by the court in the same or separate suit, and whether or not such action is pursued to decision or judgment. The provisions of this paragraph shall inure to the benefit of the broker named herein who seeks to enforce a right hereunder.

        31.2 The attorneys' fee award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred in good faith.

        31.3 Lessor shall be entitled to reasonable attorneys' fees and all other costs and expenses incurred in the preparation and service of notices of default and consultations in connection therewith, whether or not a legal transaction is subsequently commenced in connection with such default.

32. LESSOR'S ACCESS.

        32.1 Lessor and Lessors agents shall have the right to enter the Premises at reasonable times for the purpose of inspecting the same, performing any



                               FULL SERVICE-GROSS
                                    REVISED
                                  Page 11 of 14
services required of Lessor, showing the same to prospective purchasers, lenders, or lessees, taking such safety measures, erecting such scaffolding or other necessary structures, making such alterations, repairs, improvements or additions to the Premises or to the Office Building Project as Lessor may reasonably deem necessary or desirable and the erecting, using and maintaining of utilities, services, pipes and conduits through the Premises and/or other premises as long as there is no material adverse effect to Lessee's use of the Premises; provided, however, that the entrance to the Premises shall not be blocked and the business of Lessee shall not be interfered with unreasonable. See also paragraph 60 of the Addendum to this Lease. Lessor may at any time place on or about the Premises or the Building any ordinary "For Sale" signs and Lessor may at any time during the last ninety (90) days of the term hereof place on or about the Premises any ordinary "For Lease" signs.

        32.2 Except as expressly provided for herein, all activities of Lessor pursuant to this paragraph shall be without abatement of rent, nor shall Lessor have any liability to Lessee for the same.

        32.3 Lessor shall have the right to retain keys to the Premises and to un1ock all doors in or upon the Premises other than to files, vaults and safes, and in the case of emergency to enter the Premises by any reasonably appropriate means, and any such entry shall not be deemed a forceable or unlawful entry or detainer of the Premises or an eviction. Lessee waives any charges for damages or injuries or interference with Lessee's property or business in connection therewith, unless such damage or injury is due to the active negligence or willful act of Lessor.

33. AUCTIONS. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises or the Common Areas without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent. The holding of any auction on the Premises or Common Areas in violation of this paragraph shall constitute a material default of this Lease.

34. SIGNS. Except as provided in paragraph 59 of the Addendum, Lessee shall not place any sign upon the Premises or the Office Building Project without Lessor's prior written consent. Under no circumstances shall Lessee place a sign on any roof of the Office Building Project.

35. MERGER. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, or a termination by Lessor, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subtenancies or may, at the option of Lessor, operate as an assignment to Lessor of any or all of such subtenancies.

36. CONSENTS. Except for paragraphs 33 (auctions) and 34 (signs) hereof, wherever in this Lease consent of one party is required to an act of the other party such consent shall not be unreasonably withheld or delayed.

37. GUARANTOR. In the event that there is a guarantor of this Lease, said guarantor shall have the same obligations as Lessee under this Lease.

38. QUIET POSSESSION. Upon Lessee paying the rent for the Premises and observing and performing all of the covenants, conditions and provisions on Lessee's part to be observed and performed hereunder, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease. The individuals executing this Lease on behalf of Lessor represent and warrant to Lessee that they are fully authorized and legally capable of executing this Lease on behalf of Lessor and that such execution is binding upon all parties holding an ownership interest in the Office Building Project.

39. OPTIONS.

        39.1 DEFINITION. As used in this paragraph the word "Option" has the following meaning: (1) the right or option to extend the term of this Lease or to renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor; (2) the option of right of first refusal to lease the Premises or the right of first offer to lease the Premises or the right of first refusal to lease other space within the Office Building Project or other property of Lessor or the right of first offer to lease other space within the Office Building Project or other property of Lessor; (3) the right or option to purchase the Premises or the Office Building Project, or the right of first refusal to purchase the Premises or the Office Building Project or the right of first offer to purchase the Premises or the Office Building Project, or the right or option to purchase other property of Lessor, or the right of first refusal to purchase other property of Lessor or the right of first offer to purchase other property of Lessor.

        39.2 OPTIONS PERSONAL. Each Option granted to Lessee in this Lease is personal to the original Lessee and may be exercised only by the original Lessee (or an affiliate of Lessee) while occupying the Premises who does so without the intent of thereafter assigning this Lease or subletting the Premises or any portion thereof, and may not be exercised or be assigned, voluntarily or involuntarily, by or to any person or entity other than Lessee (or an affiliate of Lessee); provided, however, that an Option may be exercised by or assigned to any Lessee Affiliate as defined in paragraph 12.2 of this Lease. The Options, if any, herein granted to Lessee are not assignable separate and apart from this Lease, nor may any Option be separated from this Lease in any manner, either by reservation or otherwise.

        39.3 MULTIPLE OPTIONS. In the event that Lessee has any multiple options to extend or renew this Lease a later option cannot be exercised unless the prior option to extend or renew this Lease has been so exercised.

        39.4 EFFECT OF DEFAULT ON OPTIONS.

               (a) Lessee shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary, (i) during the time commencing from the date Lessor gives to Lessee a notice of default pursuant to paragraph 13.1(c) or 13.1(d) and continuing until the noncompliance alleged in said notice of default is cured, or (ii) during the period of time commencing on the day after a monetary obligation to Lessor is due from Lessee and unpaid and continuing until the obligation is paid, or (iii) in the event that Lessor has given to Lessee three or more notices of default under paragraph 13.1(c), or paragraph 13.1(d), whether or not the defaults are cured, during the 12 month period of time immediately prior to the time that Lessee attempts to exercise the subject Option.

               (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of paragraph 39.4(a).

               (c) All rights of Lessee under the provisions of an Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and during the term of this Lease, (i) Lessee fails to pay to Lessor a monetary obligation of Lessee for a period of thirty (30) days after such obligation becomes due (without any necessity of Lessor to give notice thereof to Lessee), or (ii) Lessee fails to commence to cure a default specified in paragraph 13.1 (d) within thirty (30) days after the date that Lessor gives notice to Lessee of such default and/or Lessee fails thereafter to diligently prosecute said cure to completion, or
(iii) Lessor gives to Lessee three or more notices of default under paragraph
13.1 (c), or paragraph 13.1 (d), whether or not the defaults are cured, or (iv) if Lessee has committed any non-curable breach, including without limitation those described in paragraph 13.1(b), or is otherwise in default of any of the terms, covenants and conditions of this Lease.

40. SECURITY MEASURES-LESSOR'S RESERVATIONS.

        40.1 Lessee hereby acknowledges that Lessor shall have no obligation, whatsoever to provide guard service or other security measures for the benefit of the Premises or the Office Building Project. Lessee assumes all responsibility for the protection of Lessee, its agents, and invitees and the property of Lessee and of Lessee's agents and invitees from acts of third parties. Nothing herein contained shall prevent Lessor, at Lessor's sole option, from providing security protection for the Office Building Project or any part thereof, in which event the cost thereof shall be included within the definition of Operating Expenses, as set forth in paragraph 4.2(b).

        40.2 Lessor shall have the following rights:

               (a) To change the name, address or title of the Office Building Project or building in which the Premises are located upon not less than 90 days prior written notice;

               (b) To, at Lessee's expense, provide and install building standard graphics on the door of the Premises and such portions of the Common Areas as Lessor shall reasonably deem appropriate;




                               FULL SERVICE-GROSS
                                    REVISED

               (c) To permit any lessee the exclusive right to conduct any business as long as such exclusive does not conflict with any rights given herein;

               (d) To place such signs, notices or displays as Lessor reasonably deems necessary or advisable upon the roof, exterior of the buildings or the Office Building Project or on pole signs in the Common Areas;

        40.3 Lessee shall not:

               (a) Use a representation (photographic or otherwise) of the Building or the Office Building Project or their name(s) in connection with Lessee's business;

               (b) Suffer or permit anyone, except in emergency, to go upon the roof of the Building.

41. EASEMENTS.

        41.1 Lessor reserves to itself the right, from time to time, to grant such easements, rights and dedications that Lessor deems necessary or desirable, and to cause the recordation of Parcel Maps and restrictions, so long as such easements, rights, dedications, Maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee shall sign any of the aforementioned documents upon request of Lessor and failure to do so shall constitute a material default of this Lease by Lessee.

        41.2 The obstruction of Lessee's view, air, or light by any structure erected in the vicinity of the Building, whether by Lessor or third parties, shall in no way affect this Lease or impose any liability upon Lessor.

42. PERFORMANCE UNDER PROTEST. If at any time a dispute shall arise as to any amount or sum of money to be paid by one party to the other under the provisions hereof, the party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment, and there shall survive the right on the part of said party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said party to pay such sum or any part thereof, said party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

43. AUTHORITY. If Lessee or Lessor is a corporation, trust, or general or limited partnership, Lessee and Lessor, and each individual executing this Lease on behalf of such entity represents and warrants that such individual is duly authorized to execute and deliver this Lease on behalf of said entity. If Lessee or Lessor is a corporation, trust or partnership, Lessee or Lessor, as applicable, shall, within thirty (30) days after execution of this Lease, deliver to the other party evidence of such authority satisfactory to the other party.

44. CONFLICT. Any conflict between the printed provisions, Exhibits or Addenda of this Lease and the typewritten or handwritten provisions, if any, shall be controlled by the typewritten or handwritten provisions.

45. NO OFFER. Preparation of this Lease by Lessor or Lessor's agent and submission of same to Lessee shall not be deemed an offer to Lessee to lease. This Lease shall become binding upon Lessor and Lessee only when fully executed by both parties.

46. LENDER MODIFICATION. Lessee agrees to make such reasonable modifications to this Lease as may be reasonably required by an institutional lender in connection with the obtaining of normal financing or refinancing of the Office Building Project.

47. MULTIPLE PARTIES. If more than one person or entity is named as either Lessor or Lessee herein, except as otherwise expressly provided herein, the obligations of the Lessor or Lessee herein shall be the joint and several responsibility of all persons or entities named herein as such Lessor or Lessee, respectively.

48. ATTACHMENTS. Attached hereto are the following documents which constitute a part of this Lease:

        Attached to this Lease and incorporated herein are the following:

        Paragraphs 50 through 61, inclusive

        Exhibits A through E




                               FULL SERVICE-GROSS
                                    REVISED
                                  Page 13 of 14

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN AND, BY EXECUTION OF THIS LEASE, SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

        IF THIS LEASE HAS BEEN FILLED IN IT HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR HIS APPROVAL. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY THE REAL ESTATE BROKER OR ITS AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION RELATING THERETO; THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN LEGAL COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE.

                LESSOR                                     LESSEE

        KILROY REALTY, L.P.                        THE CERPLEX GROUP
        A Delaware Limited Partnership             A Delaware Corporation

        BY:  KILROY REALTY CORPORATION
        A Maryland Corporation

        General Partner




By /s/ JOHN T. FUCCI                   By /s/ [SIGNATURE ILLEGIBLE]
   ---------------------------------      --------------------------------------
   JOHN T. FUCCI                          [NAME ILLEGIBLE]

Its SR. VICE PRESIDENT,                Its EXECUTIVE VICE PRESIDENT
    ASSET MANAGEMENT                       -------------------------------------
    --------------------------------


By /s/ JEFFREY C. HAWKEN               By /s/ [SIGNATURE ILLEGIBLE]
   ---------------------------------      --------------------------------------
   JEFFREY C. HAWKEN                      [NAME ILLEGIBLE]

Its EXECUTIVE VICE PRESIDENT           Its SECRETARY
    CHIEF OPERATING OFFICER                -------------------------------------
    --------------------------------


Executed at El Segundo, CA             Executed at Tustin, CA
            ------------------------               -----------------------------
on February 12, 1999                   on February 4, 1999
   ---------------------------------      --------------------------------------

Address 2250 E. Imperial Highway,      Address 1382 Ball Avenue
        Suite 360                              Tustin, California 92780
        El Segundo, California 90245           ---------------------------------
        ----------------------------



NOTE: These forms are often modified to meet changing requirements of law and needs of the industry. Always write or call to make sure you are utilizing the most current form: AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION, 700 South Flower Street, Suite 600, Los Angeles, CA 90017. (213) 687-8777.



                               FULL SERVICE-GROSS
                                    REVISED
                                  Page 14 of 14

                                     [LOGO]

                               RENT ADJUSTMENT(S)
                             STANDARD LEASE ADDENDUM


               DATED: January 26, 1999

               BY AND BETWEEN (LESSOR): KILROY REALTY, L.P.
                                        ----------------------------------------
                                        A Delaware Limited Partnership
                                        BY:  Kilroy Realty Corporation,
                                        A Maryland Corporation, General Partner

                              LESSEE:   THE CERPLEX GROUP
                                        ----------------------------------------
                                        A Delaware Corporation

               ADDRESS OF PREMISES:     111 Pacifica Avenue, Suite 300
                                        Irvine, California  92618
                                        ----------------------------------------
PARAGRAPH 50

A.  RENT ADJUSTMENTS:

        The monthly rent for each month of the adjustment period(s) specified below shall be increased using the method(s) indicated below:

(Check Method(s) to be Used and Fill in Appropriately)

[ ] 1. Cost of Living Adjustments (COLA)

       a. On (Fill in Cola Dates):______________________________________________

________________________________________________________________________________
the Base Rent shall be adjusted by the change, if any, from the Base Month specified below, in the Consumer Price Index of the Bureau of Labor Statistics of the U.S. Department of Labor for (select one): [ ] CPI W (Urban Wage Earners and Clerical Workers) or [ ] CPI U (All Urban Consumers), for (Fill in Urban
Area):

___________________________________________________________________, All items
(1982-1984 = 100), herein referred to as "CPI".


        b. The monthly rent payable in accordance with paragraph A.I.a. of this Addendum shall be calculated as follows: the Base Rent set forth in paragraph
1.5 of the attached Lease, shall be multiplied by a fraction the numerator of which shall be the CPI of the calendar month two months prior to the month(s) specified in paragraph A.I.a. above during which the adjustment is to take effect, and the denominator of which shall be the CPI of the calendar month which is two months prior to (select one): [ ] the first month of the term of this Lease as set forth in paragraph 1.3 ("Base Month") or [ ] (Fill in Other "Base Month") ______________________. The sum so calculated shall constitute the new monthly rent hereunder, but in no event, shall any such new monthly rent be less than the rent payable for the month immediately preceding the rent adjustment.

        c. In the event the compilation and/or publication of the CPI shall be transferred to any other governmental department or bureau or agency or shall be discontinued, then the index most nearly the same as the CPI shall be used to make such calculation. In the event that the Parties cannot agree on such alternative index, then the matter shall be submitted for decision to the American Arbitration Association in accordance with the then rules of said Association and the decision of the arbitrators shall be binding upon the parties. The cost of said Arbitration shall be paid equally by the Parties.

[ ] II.  MARKET RENTAL VALUE ADJUSTMENT(S) (MRV)

         a.  On (Fill in MRV Adjustment Date(s):________________________________

________________________________________________________________________________
the Base Rent shall be adjusted to the "Market Rental Value" of the property as follows:

               1) Four months prior to each Market Rental Value Adjustment Date described above, the Parties shall attempt to agree upon what the new MRV will be on the adjustment date. If agreement cannot be reached within thirty days, then:

                      (a) Lessor and Lessee shall immediately appoint a mutually acceptable appraiser or broker to establish the new MRV within the next thirty days. Any associated costs will be split equally between the Parties, or

                      (b) Both Lessor and Lessee shall each immediately make a reasonable determination of the MRV and submit such determination, in writing, to arbitration in accordance with the following provisions:

                            (i) Within fifteen (15) days thereafter, Lessor and
Lessee shall each select an [ ] appraiser or [ ] broker ("CONSULTANT" - check one) of their choice to act as an arbitrator. The two arbitrators so appointed shall immediately select a third mutually acceptable Consultant to act as a third arbitrator.

                           (ii) The three arbitrators shall within thirty (30)
days of the appointment of the third arbitrator reach a decision as to what the actual MRV for the Premises is, and whether Lessor's or Lessee's submitted MRV is the closest thereto. The decision of a majority of the arbitrators shall be binding on the Parties. The submitted MRV which is determined to be the closest to the actual MRV shall thereafter be used by the Parties.

                           (iii) If either of the Parties fails to appoint an
arbitrator within the specified fifteen days, the arbitrator timely appointed by one of them shall reach a decision on his or her own, and said decision shall be binding on the Parties.



                                RENT ADJUSTMENTS
                                   Page 1 of 2

                           (iv) The entire cost of such arbitration shall be
paid by the party whose submitted MRV is not selected, ie. that is the one that is NOT the closest to the actual MRV.

                      2) Notwithstanding the foregoing, the new MRV shall not be less than the rent payable for the month immediately preceding the rent adjustment.

               b) Upon the establishment of each new Market Rental Value:

                      1) the new MRV will become the new "Base Rent" for the purpose of calculating any further Adjustments, and

                      2) the first month of each Market Rental Value shall become the new 'Base Month' for the purpose of calculating any further Adjustments.

[X]  III. FIXED RENTAL ADJUSTMENTS (FRA)

The Monthly Base Rent shall be increased to the following amounts on the dates set forth below.

On (fill in FRA Adjustment Date(s)):       The New Monthly Base Rent shall be:

March 1, 2000 through February 28, 2001    $56,784.00
March 1, 2001 through February 28, 2002    $57,967.00
March 1, 2002 through February 28, 2003    $59,150.00
March 1, 2003 through February 29, 2004    $60,333.00

B. NOTICE:

        Unless specified otherwise herein, notice of any such adjustments, other than Fixed Rental Adjustments, shall be made as specified in paragraph 23 of the Lease.



                                RENT ADJUSTMENTS
                                   Page 2 of 2

                                     [LOGO]

                               OPTION(S) TO EXTEND
                             STANDARD LEASE ADDENDUM

                DATED: JANUARY 26, 1999

                BY AND BETWEEN (LESSOR): KILROY REALTY, L.P.
                                         -------------------------------------
                                         A Delaware Limited Partnership
                                         KILROY REALTY CORPORATION
                                         A Maryland Corporation, General Partner

                               (LESSEE): THE CERPLEX GROUP,
                                         -------------------------------------
                                         A Delaware Corporation

                ADDRESS OF PREMISES: 111 Pacifica Avenue, Suite 300
                                     Irvine, California 92618
                                     -----------------------------------------

Paragraph 51

A. OPTION(S) TO EXTEND:

Lessor hereby grants to Lessee the option to extend the term of this Lease for one (1) additional five year period(s) commencing when the prior term expires upon each and all of the following terms and conditions:

        (i) In order to exercise an option to extend, Lessee must give written notice of such election to Lessor and Lessor must receive the same at least 9 but not more than 12 months prior to the date that the option period would commence, time being of the essence. If proper notification of the exercise of an option is not given and/or received, such option shall automatically expire. Options (if there are more than one) may only be exercised consecutively.

        (ii) The provisions of paragraph 39, including those relating to Lessee's Default set forth in paragraph 39.4 of this Lease, are conditions of this Option.

        (iii) Except for the provisions of this Lease granting an option or options to extend the term, all of the terms and conditions of this Lease except where specifically modified by this option shall apply.

        (iv) This Option is subject to the covenants and conditions of paragraph
39.2 of the Lease.

        (v) The monthly rent for each month of the option period shall be calculated as follows, using the method(s) indicated below:

(Check method(s) to be used and fill in appropriately)

[ ]  I. COST OF LIVING ADJUSTMENT(S) (COLA)

     a. On (Fill in COLA Dates):________________________________________________

_____________________________________________________________________________the
Base Rent shall be adjusted by the change, if any, from the Base Month specified below, in the Consumer Price Index of the Bureau of Labor Statistics of the U.S. Department of Labor for (select one): [ ] CPI W (Urban Wage Earners and Clerical Workers) or [ ] CPI U (All Urban Consumers), for (Fill in Urban Area):

________________________________________________________________________________
All Items (1982-1984=100), herein referred to as "CPI".

        b. The monthly rent payable in accordance with paragraph A.I.a. of this Addendum shall be calculated as follows: the Base Rent set forth in paragraph
1.5 of the attached Lease, shall be multiplied by a fraction the numerator of which shall be the CPI of the calendar month two months prior to the month(s) specified in paragraph A.I.a. above during which the adjustment is to take effect, and the denominator of which shall be the CPI of the calendar month which is two months prior to (select one): [ ] the first month of the term of this Lease as set forth in paragraph 1.3 ("Base Month") or [ ] (Fill in Other "Base Month"): ___________________________________________. The sum so
calculated shall constitute the new monthly rent hereunder, but in no event, shall any such new monthly rent be less than the rent payable for the month immediately preceding the rent adjustment

        c. In the event the compilation and/or publication of the CPI shall be transferred to any other governmental department or bureau or agency or shall be discontinued, then the index most nearly the same as the CPI shall be used to make such calculation. In the event that the Parties cannot agree on such alternative index, then the matter shall be submitted for decision to the American Arbitration Association in accordance with the then rules of said Association and the decision of the arbitrators shall be binding upon the parties. The cost of said Arbitration shall be paid equally by the Parties.

[X] II. MARKET RENTAL VALUE ADJUSTMENT(S) (MRV)

    a. On (Fill in MRV Adjustment Date(s)) on the first day of the option term,

____________________________________________________________________________ the
Base Rent shall be adjusted to the "Market Rental Value" of the property as follows:

        1) Four months prior to each Market Rental Value Adjustment Date described above, the Parties shall attempt to agree upon what the new MRV will be on the adjustment date. If agreement cannot be reached, within thirty days, then:

               (a) Lessee and Lessor shall each appoint one (1) arbitrator within thirty (30) days of a written request for arbitration from the other, and the two (2) arbitrators so selected shall provide their determination. If the two determinations are within ten percent (10%) of the higher of the two arbitrators' determinations, then the average of the two shall be the Market Rental Value; if the two determinations are not within ten percent (10%) of the higher determination, then the two arbitrators shall select a third arbitrator within fifteen (15) days after the comparison of the two determinations. The determination of the third arbitrator shall be made within fifteen (15) days of appointment, and the average of the two (2) closest determinations (in dollar figures) shall be final for all purposes. The costs of arbitration shall be shared equally.

               (b) For purposes of this paragraph 51, Fair Market Rental Value of the Premises shall be the rental rate at which lessees lease comparable space as of the commencement of the Option Term. For this purpose, "comparable space" shall be office space that is:

                        (i)     Not subleased;

                        (ii) Not subject to another lessee's expansion rights;

                        (iii) Comparable in size, location and quality to the Premises;

                        (iv)    Leased for a term comparable to the Option Term;
                                and

                        (v)     Located in comparable Buildings.

               (c) In determining the rental rate of comparable space, the appraisers shall include all escalations and take into consideration the following concessions:

                        (i) Rental abatement concessions, if any, being granted to lessees in connection with the comparable space; and

                        (ii) Lessee improvements or allowances provided or to be provided for the comparable space, taking into account the value of the existing improvements in the Premises, based on the quality and layout of these improvements.

            2) Notwithstanding the foregoing, the new MRV shall not be less than the rent payable for the month immediately preceding the rent adjustment.

        (b) Upon the establishment of each New Market Rental Value:

            1) the new MRV will become the new "Base Rent" for' the purpose of calculating any further Adjustments, and

            2) the first month of each Market Rental Value term shall become the new "Base Month" for the purpose of calculating any further Adjustments.

[X] III. FIXED RENTAL ADJUSTMENT(S) (FRA)

The Monthly Base Rent shall be increased to the following amounts on the dates set forth below:

On (Fill in FRA Adjustment Date(s):         The New Base Rent shall be:

                                            $
---------------------------------            -----------------------------------
                                            $
---------------------------------            -----------------------------------
                                            $
---------------------------------            -----------------------------------
                                            $
---------------------------------            -----------------------------------


        On the first day of the thirteenth (13th), twenty-fifth (25th), thirty seventh (37th) and forty ninth (49th) months of the option term, Monthly Base Rent shall be increased by five cents per rentable square foot for the total rentable square feet contained in the Premises.

B. NOTICE:

        Unless specified otherwise herein, notice of any rental adjustments, other than Fixed Rental Adjustments, shall be made as specified in paragraph 23 of the Lease.

                         ADDENDUM TO THAT CERTAIN LEASE
                             DATED JANUARY 26, 1999
                                 BY AND BETWEEN
                              KILROY REALTY, L.P.,
                         A DELAWARE LIMITED PARTNERSHIP
                           KILROY REALTY CORPORATION,
                             A MARYLAND CORPORATION,
                                 GENERAL PARTNER
                                   ("LESSOR")
                                     -AND -
                                THE CERPLEX GROUP
                             A DELAWARE CORPORATION
                                   ("LESSEE")

                           FOR THE PREMISES LOCATED AT
            111 PACIFICA AVENUE, SUITE 300, IRVINE, CALIFORNIA 92618

52. CONTINGENCY. This Lease and the obligations of Lessor and Lessee hereunder are subject to and contingent upon the vacation of the Premises by the current lessee, Risk Data Corp. ("Current Lessee"), which Current Lessee has agreed to vacate the Premises on or before January 31, 1999. NOTE: This contingency has been satisfied and is no longer applicable. In this regard, Lessor has been advised that Lessee is in the process of purchasing from the current Lessee certain shelving/racks with which Lessor is not to be concerned nor liable.

53. EARLY POSSESSION. Lessee may take early possession of the Premises at such time as the Current Lessee has vacated the Premises (estimated not to be earlier than January 23, 1999), provided that Lessee has paid Base Rent pursuant to paragraph 1.6 of the Lease ($55,601.00), the Security Deposit pursuant to paragraph 1.9 of the Lease ($200,000.00), and has complied with the insurance requirements under paragraph 8.2(a) of the Lease ("Early Possession Date"). Should the Current Lessee not vacate the Premises on or before January 31, 1999, then the Commencement Date shall be extended by the number of days subsequent to January 31, 1999 that the Current Lessee vacates the Premises. In the event the Commencement Date occurs on a date other than February 1, 1999, then the Base Rent shall commence on the twenty-ninth (29th) day after the Commencement Date and Base Rent for the month of March shall be prorated in the manner provided in paragraph 4.1 and the Expiration Date shall be extended to the last day of the calendar month in which the five (5) year term would otherwise expire. During the period between the Early Possession Date and the Commencement Date (i.e., during the period during the latter part of January if the current Lessor vacates the Premises prior to January 31, 1999), Lessee shall not be obligated for payment of Base Rent, but Lessee shall be obligated for all other covenants and conditions of this Lease during such Early Possession period.

54. CONDITION OF PREMISES. Notwithstanding any other provision of this Lease, Lessee acknowledges that it has made a thorough inspection of the Premises and Lessee has and shall accept the Premises in the present "as is" condition thereof at the Commencement Date of the Lease, subject to the obligation of Lessor at the Lessor's sole cost and expense to clean the Premises when the Current Lessee vacates the Premises and to remove any personal property that Lessee may have left within the Premises when the Current Lessee vacates the Premises, not including those items that Lessee is purchasing from the current Lessee (see paragraph 52, above); and subject to the obligations of Lessor set forth in paragraphs 6.2(a) and 6.3(a) of the Lease. Upon the occurrence of the Early Possession Date, Lessee may take immediate occupancy of the Premises to enable Lessee to install furniture, fixtures and equipment necessary for Lessee's business and use of the Premises (cabling, partitions, telephones, furniture, etc.). Lessee also may make leasehold improvements ("Leasehold Improvements") to the Premises in the manner provided by paragraph 7.3 of the Lease as if such Leasehold Improvements are "Utility Installations," provided that Lessor's consent shall be required in advance for the plans, specifications and scope of such Leasehold Improvements and the same shall be subject to the covenants and conditions of said paragraph 7.3 of the Lease.

55. RIGHT OF LESSEE TO AUDIT. If Lessee shall so request, Lessor shall permit an independent certified public accountant (the "CPA") designated by Lessee to review Lessor's books and



                               PAGE 1 OF 5 PAGES
records relating to Operating Expenses for any year, such review to be made, if at all, within twelve (12) months after the date Lessee receives a statement of Common Area Operating Expenses for any year, for the purpose of Lessee's verification thereof. During the pendency of any such examination, Lessee shall make all payments claimed by Lessor to be due, such payments to be without prejudice to Lessee's position. Lessee is not entitled to request that inspection, however, if Lessee is then in default under this Lease. The CPA must be a member of a nationally recognized accounting firm and must not charge a fee based on the amount of the Lessee's Share of Common Area Operating Expenses that the accountant is able to save Lessee by the inspection. Lessee must give reasonable notice to Lessor of the request for the inspection, and the inspection must be conducted in Lessor's offices where Lessor maintains its accounting records, and at a reasonable time or times. If as a result of such review, Lessee disputes Lessor's accounting or statement, Lessee shall give Lessor notice thereof and if such dispute has not been resolved by agreement within sixty (60) days after Lessee's notice of such dispute, then either party may submit the matter to arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association, except that there shall be only one arbitrator, who shall have had at least ten (10) years' experience as a certified property manager or certified public accountant in properties similar to the Office Building Project and in the same general location and market. If either party shall fail to submit the matter to arbitration within sixty (60) days after Lessee's notice of such dispute, then Lessor's accounting and statement shall be deemed to be correct. Any decision by an arbitrator shall be final and binding on the parties. If the dispute shall be resolved in Lessee's favor, Lessor shall forthwith refund to Lessee the amount overpaid by Lessee, and Lessor shall reimburse Lessee for the reasonable cost of such examination by Lessee and such arbitrator. If such dispute shall be resolved in Lessor's favor, Lessee shall reimburse Lessor for the reasonable cost of Lessor's accounting department and such arbitrator. Lessee shall not be liable for any amounts not billed to Lessee within two (2) years of being incurred by Lessor and all statements received by Lessee shall be final and conclusive unless Lessee shall audit the same within the one (1) year period after received, as provided above.

56. AMERICANS WITH DISABILITIES ACT AND BUILDING LAWS. Notwithstanding the provisions of paragraph 6.3(b) of the Lease, Lessor shall be obligated at Lessor's sole cost and expense to make any alterations or improvements necessary to comply with structural or seismic requirements of applicable building codes, regulations or ordinances ("Building Laws") and to comply with the Americans With Disability Act (the "'Act") to the extent that the requirements of the Act or the Building Laws ("Applicable Requirements") relate to the Building or common areas or the Premises as of the Commencement Date of the Lease. Provided further, however, that Lessee at Lessee's sole cost and expense shall promptly make all repairs, replacements, alterations or improvements needed to comply with the Act or the Building Laws to the extent that the Applicable Requirements relate to or are triggered by (a) Lessee's improvements to the Premises, (b) Lessee's particular use of the Premises, (c) changes in the law after the Commencement Date of the Lease applicable to the Premises (exclusive of the structural portions of the Premises and the Building), or (d) any Alterations made to the Premises by Lessee.

57. TRANSFER PREMIUM PAYMENT. As a reasonable condition to Lessor's consent to any assignment or sublease (a "Transfer" to a "Transferee" for purposes of this paragraph 57), Lessee shall pay to Lessor fifty percent (50%) of any Transfer Premium, as defined below. Despite this provision, no Transfer Premium is payable for any Transfer by Lessee to an Affiliate of Lessee. An "Affiliate" means any entity that controls, is controlled by, or is under common control with Lessee. "Control" means the direct or indirect ownership of more than fifty percent (50%) of the voting securities of an entity or possession of the right to vote more than fifty percent (50%) of the voting interest in the ordinary direction of the entity's affairs. A "Transfer Premium" means all Rent and other consideration actually received by Lessee from a Transferee after deducting:

        57.1 The Base Rent payable by Lessee under this Lease for the Premises.

        57.2 Reasonable leasing commissions paid by Lessee for the procurement of the Transferee.




                               PAGE 2 OF 5 PAGES

        57.3 Other reasonable out-of-pocket costs paid by Lessee (including attorneys' fees, advertising costs and expenses of readying the Premises for occupancy by a Transferee).

        57.4 Lessee shall pay the Transfer Premium on a monthly basis to Lessor together with Lessee's payment of Rent required by the Lease.

58.     RETURN OF SECURITY DEPOSIT.

        58.1 Provided Lessee is not then in material default and all rent payments have been made in accordance with the terms of the Lease, at the end of the 25th month of the Lease term, Lessor shall return via Lessor's check to Lessee a portion of Lessee's security deposit in the amount of $45,000.00, together with interest at 3% per annum on the amount of the Security Deposit in excess of $65,000.00, in the agreed amount of $8,100.00.

        58.2 Provided Lessee is not then in material default and all rent payments have been made in accordance with the terms of the Lease, at the end of the 37th month of the Lease term, Lessor shall return via Lessor's check to Lessee a portion of Lessee's security deposit in the amount of $45,000.00, together with interest at 3% per annum on the amount of the Security Deposit in excess of $65,000.00, in the agreed amount of $2,700.00.

        58.3 Provided Lessee is not then in material default and all rent payments have been made in accordance with the terms of the Lease, at the end of the 49th month of the Lease term, Lessor shall return via Lessor's check to Lessee a portion of Lessee's security deposit in the amount of $45,000.00, together with interest at 3% per annum on the amount of the Security Deposit in excess of $65,000.00, in the agreed amount of $1,350.00.

        58.4 At the end of the 49th month of the Lease, provided the payments described in paragraphs 58.1 through 58.3 have been made, Lessor shall retain Lessee's security deposit in the then remaining amount of $65,000.00 through the expiration of the Lease Term.

59. SIGNAGE. Lessee shall have the following sign rights using building standard materials, to be installed at Lessee's sole cost and expense, per the following:

        59.1 Building Exterior Signage: Lessee shall have the right to install a building sign on the south side of the Building at least of the size of the sign of the current Lessee.

        59.2 Suite Signage: Lessee shall be allowed to install suite identification signage located at the entrance wall of its Premises, per the Lessor's building sign program.

        59.3 Directory Signage: Lessee shall have the right to include the name of the Lessee on the Building Directory in the main lobby.

        59.4    Lessee's sign(s) must:

                59.4.1 Comply with all applicable governmental laws, statutes, regulations, rules, codes and ordinances;

                59.4.2  Comply with the provisions of this Lease;

                59.4.3 Have been approved in advance by all appropriate government agencies;

                59.4.4 Have been approved in advance by Lessor as to design, location and manner of attachment to the side of the Building;

                59.4.5 As to the exterior sign, comply with all instruments recorded against the Property of which the Premises are a part (if any);




                               PAGE 3 OF 5 PAGES

                59.4.6 Be subject to and conditional upon the rights and privileges of all preexisting sign rights of other lessees.

                59.4.7 Lessee shall bear all expenses relating to Lessee's Signs, including:

                        59.4.7.1 The cost of Lessee's Sign;

                        59.4.7.2 The cost of obtaining permits and approvals;

                        59.4.7.3 The cost of installing, maintaining, repairing
                                 and replacing Lessee's Sign;

                        59.4.7.4 The cost of any electrical consumption
                                 illuminating Lessee's Sign; and

                        59.4.7.5 Costs associated with the removal of Lessee's
                                 Sign, repair of any damage caused by such removal, and restoration of the site of Lessee's Sign on the side of the Building to the condition in which those portions of the Building existed before the installation of Lessee's Sign. Lessee shall pay to Lessor, within thirty (30) days after receipt of Lessor's demand, all expenses incurred by Lessor except for those payable directly by Lessee to any third party. Lessee's payment obligation under this paragraph 59 shall survive the expiration or earlier termination of the Lease Term.

60.     REMEDIES AVAILABLE TO LESSEE IN THE EVENT OF MATERIAL DEFAULT BY LESSOR.

        60.1 If by reason of a material default by Lessor which is not cured by Lessor as provided in paragraph 13.3 of the Lease and Lessee is prevented from using, and does not use, all or part of the Premises ("Affected Area") as a result of an Abatement Event, as defined in paragraph 60.2, and if this Abatement Event continues for five (5) consecutive business days after Lessor's receipt of notice from Lessee of the Abatement Event ("Eligibility Period"), the Base Rent payable under the Lease shall be abated or reduced after the expiration of the Eligibility Period for such time that Lessee continues to be prevented from using, and does not use, the Affected Area in the proportion that the Rentable Area of the Affected Area bears to the total Rentable Area of the Premises.

        60.2    An "Abatement Event" is:

                60.2.1 Lessor's performance of or failure to perform any repair, maintenance or alteration that substantially interferes with the Lessee's use of the Premises;

                60.2.2 Any failure of or interruption in utilities or services required to be supplied by Lessor to the Premises;

                60.2.3 Any failure of Lessor to provide Lessee with access to the Premises.

                60.2.4 Any failure of Lessor to provide the parking for use by Lessee and its employees provided in paragraph 2.2 of the Lease.

        60.3 If Lessor's failure to perform an Abatement Event after the Eligibility Period can be and is cured by Lessee at Lessee's cost and expense, then Lessee shall have the right to cure such Abatement Event and to deduct the reasonable costs of such cure from Base Rent payable by Lessee under this Lease.

        60.4 If Lessee claims that Lessor's failure to perform any obligation under this Lease justifies Lessee's terminating the Lease and vacating the Premises, Lessee must serve a Notice of Intent to Terminate on Lessor. Lessee's Notice of Intent to Terminate must:




                               PAGE 4 OF 5 PAGES

                60.4.1 Provide the notice and opportunities to cure a default required by paragraph 13.3 of the Lease, along with a statement of Lessee's intention to terminate the Lease and to vacate the Premises;

                60.4.2 Identify each of the provisions of this Lease that Lessor has failed to perform;

                60.4.3 Identify, for each of the specified provisions that Lessor has failed to perform, the specific breach and the expected cure; and

                60.4.4 Identify the Termination Date of the Lease, which must be no less than sixty (60) days or more than ninety (90) days after Lessee's service of the Notice of Intent to Terminate.

        60.5 If good cause for terminating the Lease exists under California case or statutory law when Lessee serves Lessor with the Notice of Intent to Terminate, and the same good cause still exists thirty (30) days after such service, the Lease shall terminate on the Termination Date. Lessee must surrender possession of the Premises to Lessor on or before the Termination Date. Lessee waives all rights and remedies under the Notice of Intent to Terminate if Lessee fails to vacate and surrender the Premises to Lessor on or before the Termination Date. Lessee must continue to pay Lessor Base Rent when due and must continue to perform all other obligations under the Lease until the Termination Date, subject to the right of Lessee to abate payment of Base Rent as provided in paragraph 60.1, above. The amount of any Base Rent due before the Termination Date that would be for a period shorter than one calendar month shall be prorated as provided in paragraph 4.1 of the Lease.

61. ESTOPPEL CERTIFICATE. The Estoppel Certificate referred to in paragraph 16 and the "documents" referred to in paragraph 30(b) of the Lease each shall be, at the option of the Lessor or a lender or purchaser from Lessor, in the customary form of the requesting lender or a purchaser of all or a portion of the Building.

62. NOTICE. In addition to any notice to be given to Lessor as set forth in paragraph 23.1 of the Lease, requiring notices to be sent to the address set forth in the Lessor's signature block on page 13 of the Lease, a copy of any such notice to Lessor also shall be given to:

              Kilroy Realty, L.P.
              184 Technology Drive, Suite 200
              Irvine, California 92618
              Tel. No. (949) 790-0840
              Fax No. (949) 790-0844

              With a copy to Lessor's attorney as follows:

              Marshall L. McDaniel
              McDaniel & McDaniel
              2250 E. Imperial Highway, Suite 1200
              El Segundo, California 90245
              Tel. No. (310) 640-1960
              Fax No. (310) 322-8790




                               PAGE 5 OF 5 PAGES

                                  EXHIBIT "A"

           COMPOSITE DRAWING OF SUITE 300 AT 111 PACIFICA, IRVINE, CA

                                  EXHIBIT "B"


                             THE PACIFICA BUILDING
                                  111 PACIFICA
                                   SITE PLAN

                        LEGAL DESCRIPTION OF THE PROPERTY
                            (111 PACIFICA PROPERTY)

Parcel 6 of Parcel Map No. 86-438, in the City of Irvine, County of Orange, State of California, as shown on a map filed in Book 226, Pages 36 to 39, inclusive, of Parcel Maps, in the office of the County Recorder of said County.

Except any and all oil, oil rights, minerals, mineral rights, natural gas rights and other hydrocarbons by whatsoever name known, geothermal steam, other material resources and all products derived from any of the foregoing that may be within or under the land, together with the perpetual right of drilling, mining, exploring and operating therefor and storing in and removing the same from the land or any other land, including the right to whipstock, directionally drill and mine from lands other than those conveyed hereby, oil or gas wells, tunnels and shafts into, through or across the subsurface of the land, and to bottom such whipstocked or directionally drilled walls, tunnels and shafts under and beneath or beyond the exterior limits thereof, and to redrill, retunnel, equip, maintain, repair, deepen and operate any such wells or mines, without, however, the right to drill, mine, store, explore and operate through the surface or the upper 500 feet of the subsurface of the land as reserved by The Irvine Company in the deed recorded December 15, 1987, as Instrument No. 87-693030 Official Records.

Also except any and all water rights or interest therein, no matter how acquired by Grantor, and owned or used by Grantor in connection with or with respect to the land, together with the right and power to explore, drill, redrill, remove and store the same from the land or to divert or otherwise utilize such water rights or interest on any other Property owned or leased by Grantor, whether such water rights shall be riparian, overlying, appropriative, littoral, percolating, prescriptive, adjudicated, statutory or contractual; but without, however, any right to enter upon the surface of the land in the exercise of such rights, as reserved by The Irvine Company in the deed recorded December 15, 1987, as Instrument No. 87-693030 Official Records.




                                  EXHIBIT "C"
                                PAGE 1 OF 1 PAGE

                              RULES AND REGULATIONS
                            FOR STANDARD OFFICE LEASE

                                  GENERAL RULES

1. Lessee shall not suffer or permit the obstruction of any Common Areas, including driveways, walkways and stairways.

2. Lessor reserves the right to refuse access to any persons Lessor in good faith judges to be a threat to the safety, reputation, or property of the Office Building Project and its occupants.

3. Lessee shall not make or permit any noise or odors that annoy or interfere with other lessees or persons having business within the Office Building Project.

4. Lessee shall not keep animals or birds within the Office Building Project, and shall not bring bicycles, motorcycles or other vehicles into areas not designated as authorized for same.

5. Lessee shall not make, suffer or permit litter except in appropriate receptacles for that purpose.

6. Lessee shall not alter any lock or install new or additional locks or bolts.

7. Lessee shall be responsible for the inappropriate use of any toilet rooms, plumbing or other utilities. No foreign substances of any kind are to be inserted therein.

8. Lessee shall not deface the walls, partitions or other surfaces of the Premises or Office Building Project.

9. Lessee shall not suffer or permit anything in or around the Premises or Building that causes excessive vibration or floor loading in any part of the Office Building Project.

10. Furniture, significant freight and equipment shall be moved into or out of the building only with the Lessor's knowledge and consent, and subject to such reasonable limitations, techniques and timing, as may be designated by Lessor. Lessee shall be responsible for any damage to the Office Building Project arising from any such activity. Notwithstanding the foregoing, Lessee shall have access to the Premises 24-hours per day every day of the year.

11. Lessee shall not employ any service or contractor for services or work to be performed in the Building, except as approved by the Lessor.

12. Lessor reserves the right to close and lock the Building on Saturdays, Sundays and legal holidays, and on other days between the hours of 6:00 P.M. and 8:00 A.M. of the following day. If Lessee uses the Premises during such periods, Lessee shall be responsible for securely locking any doors it may have opened for entry.

13. Lessee shall return all keys at the termination of its tenancy and shall be responsible for the cost of replacing any keys that are lost.

14. No window coverings, shades or awnings shall be installed or used by Lessee.

15.     No Lessee, employee or invitee shall go upon the roof of the Building.

16. Lessee shall not suffer or permit smoking or carrying of lighted cigars or cigarettes in areas reasonably designated by Lessor or by applicable governmental agencies as non-smoking areas.




                                   EXHIBIT "D"
                               PAGE 1 OF 3 PAGES

17. Lessee shall not use any method of heating or air conditioning other than as provided by Lessor.

18. Lessee shall not install, maintain or operate any vending machines upon the Premises without Lessor's written consent.

19. The Premises shall not be used for lodging or manufacturing, cooking or food preparation, except for customary heating, refrigeration and preparation of food and beverages to Lessee and its employees.

20. Lessee shall comply with all safety, fire protection and evacuation regulations established by Lessor or any applicable governmental agency.

21. Lessee assumes all risks from theft or vandalism and agrees to keep its Premises locked as may be required.


22. Lessor reserves the right to make such other reasonable rules and regulations as it may from time to time deem necessary for the appropriate operation and safety of the Office Building Project and its occupants. Lessee agrees to abide by these and such rules and regulations.

                                  PARKING RULES

1. Parking areas shall be used only for parking by vehicles no longer than full size, passenger automobiles herein called "Permitted Size Vehicles." Vehicles other than Permitted Size Vehicles are herein referred to as "Oversized Vehicles."

2. Lessee shall not permit or allow any vehicles that belong to or are controlled by Lessee or Lessee's employees, suppliers, shippers, customers, or invitees to be loaded, unloaded, or parked in areas other than those designated by Lessor for such activities.

3. Parking stickers or identification devices shall be the property of Lessor and be returned to Lessor by the holder thereof upon termination of the holder's parking privileges. Lessee will pay such replacement charge as is reasonably established by Lessor for the loss of such devices.

4. Lessor reserves the right to refuse the sale of monthly identification devices to any person or entity that willfully refuses to comply with the applicable rules, regulations, laws and/or agreements.

5. Lessor reserves the right to relocate all or a part of parking spaces from floor to floor, within one floor, and/or to reasonably adjacent off-site location(s), and to reasonably allocate them between compact and standard size space, as long as the same complies with applicable laws, ordinances and regulations.

6. Users of the parking area will obey all posted signs and park only in the areas designated for vehicle parking.

7. Unless otherwise instructed, every person using the parking area is required to park and lock his own vehicle. Lessor will not be responsible for any damage to vehicles, injury to persons or loss of property, all of which risks are assumed by the party using the parking area.

8. Validation, if established, will be permissible only by such method or methods as Lessor and/or its licensee may establish at rates generally applicable to visitor parking.

9. The maintenance, washing, waxing or cleaning of vehicles in the parking structure or Common Areas is prohibited.




                                   EXHIBIT "D"
                               PAGE 2 OF 3 PAGES

10. Lessee shall be responsible for seeing that all of its employees, agents, and invitees comply with the applicable parking rules, regulations, laws and agreements.

11. Lessor reserves the right to modify these rules and/or adopt such other reasonable and non-discriminatory rules and regulations as it may deem necessary for the proper operation of the parking area.

12. Such parking use as is herein provided is intended merely as a license only and no bailment is intended or shall be created hereby.

                             RULES CHANGES; WAIVERS

Lessor reserves the right at any time to change or rescind any one or more of these Rules and Regulations or to make any additional reasonable Rules and Regulations that, in Lessor's judgment, may be necessary for:

        (1) The management, safety, care and cleanliness of the Premises, Building and Office Building Project;

        (2) The preservation of good order; and

Lessor may waive any one or more of these Rules and Regulations for the benefit of any particular lessees, but only for some reasonable objective of Lessor which does not adversely affect Lessee's use and enjoyment of the Premises. No waiver by Lessor shall be construed as a waiver of those Rules and Regulations in favor of any other lessee, and no waiver shall prevent Lessor from enforcing those Rules or Regulations against any other lessee of the Office Building Project. Lessee shall be considered to have read these Rules and Regulations and to have agreed to abide by them as a condition of Lessee's occupancy of the Premises.



                                   EXHIBIT "D"
                               PAGE 3 OF 3 PAGES

                            AIRCRAFT NOTIFICATION FOR
                                  IRVINE CENTER
                               (IRVINE SPECTRUM 1)

                 CITY OF IRVINE COMMUNITY DEVELOPMENT DEPARTMENT
        APPROVED AIRCRAFT NOTIFICATION STATEMENT: PARCEL MAP NO. 85-280,
        AS RECORDED IN BOOK 203 OF PARCEL MAPS, PAGES 9 TO 17, INCLUSIVE,
                  IN THE OFFICE OF THE ORANGE COUNTY RECORDER,
             WITHIN THE CITY OR IRVINE, FILED BY THE IRVINE COMPANY

        The United States Marine Corps, Marine Corps Air Bases, Western Area, El Toro, California ("MCAS El Toro") advises that Irvine Center, also known as Irvine Spectrum 1 (the "Site"), is located approximately 1 1/2 miles south of MCAS El Toro and lies within the MCAS El Toro Air Installation Compatible Use Zone (AICUZ)study area. MCAS El Toro further advises that there may be certain impacts upon parcels or facilities located within the Site, as follows:

        A. A review of the traffic patterns of MCAS El Toro discloses that the Site is directly affected by conventional and jet aircraft operations from Runways 25 and 34, from one frequently occurring ground operation, and from a helicopter route. They are summarized in the AICUZ for MCAS El Toro as follows:

               1. Departing aircraft from MCAS El Toro Runway 25 climb straight ahead, then turn left (southward) within two miles from the air station. When wind or other safety factors dictate, fighter/attack aircraft and aerial refuelers must use this runway due to take-off weight and terrain considerations. These aircraft climb out within two miles to the west of the Site.

               2. Field carrier Landing Practice ("FCLP") is used to train pilots in field carrier landing techniques. FLCP's are conducted at a pattern altitude of 600' Above Ground Level ("AGL"), using Runway 34L. Some of these aircraft may fly directly over the westerly portion of the Site. Aircraft operate at high power settings during this phase of flight; consequently, the Site is subject to high noise levels when FCLP operations are conducted. This pattern may receive approximately 8,000 jet operations annually.

               3. The Primary "Touch and Go" ("T&G") and overhead arrival patterns at MCAS El Toro are designed for Runways 34R and 34L. Jet aircraft executing these patterns use high power settings prior to commencing a 180 degree turn from the downwind pattern to touchdown. These aircraft fly directly south of the Site at approximately 600' AGL. Therefore, because of its location, the Site is subject to high noise levels when these operations are conducted. These patterns may accommodate approximately 20,000 jet operations annually.

               4. The straight-in arrival pattern to Runway 34 is another often used landing pattern at MCAS El Toro. Aircraft in this pattern approach the station at low altitudes, under high power settings. This corridor lies to the east of the Site.

               5. Depending upon wind direction and atmospheric conditions, the Site also is impacted, at times, by jet engine run-ups on Runway 7. This is a ground safety check for all types of aircraft, prior to and during every departure, to ensure that the power plant and various systems of the aircraft are operating properly. Jet aircraft departing Runway 7 (which is the primary take-off runway and the exact opposite of runway 25) have their engine exhaust directed in a westerly direction during their high power run-ups just prior to take-off in the easterly direction. The site of this run-up is approximately two miles to the north of the Site.




                                   EXHIBIT "E"
                               PAGE 1 OF 3 PAGES

               6. The "Freeway" helicopter route follows the San Diego Freeway on the southeast of the Site. This route is an egress/ingress route to the Marine Corp Air Station (Helicopter) at Tustin (herein called "MCAS (H) Tustin") and is approximately 1/4 mile wide. Helicopters, occasionally use this route and fly at elevations of 1000' Above Sea Level or higher.

        B. According to the MCAS El Toro AICUZ study, the Site lies within the 70 and 75 Community Noise Equivalent Level ("CNEL") contours. Also, single event noise levels during FCLP and T&G operations have maximum noise level (L 10) contours ranging from 95 decibels to 105 decibels. This means that such noise levels will not be exceeded by more than 10% of all aircraft flyovers. In some cases, however, single event noise levels may approach or even exceed 120 decibels. Because of the location of the Site, patrons can expect to see jet aircraft and helicopters operating form MCAS El Toro and MCAS (H) Tustin.

        C. The Noise element of the City of Irvine General Plan requires a noise study report to identify mitigation measure necessary to meet the CNEL requirements for interior and exterior noise standards.

        D. Normal hours of operation at MCAS El Toro are as follows:

           Monday through Thursday             7:00 a.m. to 10:00 p.m.
           Friday                              7:00 a.m. to 7:00 p.m.
           Saturday and Sunday                 9:00 a.m. to 6:00 p.m.

           MCAS (H) Tustin has the following normal hours of operation:

           Monday                              11:00 a.m. to 9:00 p.m.
           Tuesday through Thursday            8:00 a.m. to 10:00 p.m.
           Friday                              8:00 a.m. to 5:00 p.m.

        E. MCAS El Toro and MCAS (H) Tustin are master jet and helicopter air stations respectively and, as such, can operate 24 hours per day, 7 days per week. The forecasted hours of normal operations for both facilities are imposed due to fiscal and manpower constraints, as well as being designed to reduce the noise impact of our operations on the surrounding community. The command adheres to these normal operating hours whenever possible; however, special conditions may arise which require an extension of the facilities' normal operating hours due to operational requirements. When this occurs, the air stations reserve the right to extend their functioning hours to meet the need.

        F. Possibly, activities within the proposed project could interfere with aircraft operations from MCAS El Toro. Hazards to aviation safety must be identified and prevented or mitigation measure implemented. The most common areas of potential hazard are as follows:

               1. Substances released in the air which would impair the visibility or otherwise interfere with the operations of aircraft, such as, but not limited to, steam, dust, and smoke.

               2. Light emissions, either direct or redirect (reflective), which might interfere with pilot vision.

               3. Land uses which would unnecessarily attract birds or waterfowl, such as, but not limited to, the growing of certain types of vegetation attractive to birds or waterfowl.

        G. The most easterly portion of the Site is located within Accident Potential Zone ("APZ") I for Runway 34. For those uses which are judged to be acceptable in APZ I, development is restricted to no more than one hundred (100) persons assembled in any one area or structure capable of being demolished by the crash impact of a single aircraft. Furthermore, structural coverage of any building site should not be greater than 50 percent of the gross available lot area.




                                   EXHIBIT "E"
                               PAGE 2 OF 3 PAGES

         THE DESCRIPTION OF THE OPERATIONS OR FACTORS SET FORTH IN THIS
                   AIRCRAFT NOTIFICATION FOR IRVINE SPECTRUM 1

(IRVINE CENTER) HAVE BEEN PROVIDED BY MCAS-EL TORO AND MAY BE SUBJECT TO CHANGE FROM TIME TO TIME WITHOUT NOTICE. THE IRVINE COMPANY MAKES NO REPRESENTATIONS AND DISCLAIMS ANY RESPONSIBILITY REGARDING THE ACCURACY OF ANY SUCH INFORMATION. THE IRVINE COMPANY FURTHER DISCLAIMS ANY AND ALL RESPONSIBILITY TO PROTECT THE SITE FROM, AND ANY REPRESENTATIONS RESPECTING ANY REAL OR POTENTIAL EXPOSURE OF, THE SITE TO SUCH NOISE OR POTENTIAL HAZARDS FROM ANY SUCH AIRCRAFT ACTIVITY. THIS INSTRUMENT MAY BE MODIFIED, SUPPLEMENTED OR AMENDED FROM TIME TO TIME BY AN INSTRUMENT EXECUTED, ACKNOWLEDGED AND RECORDED BY THE IRVINE COMPANY AND APPROVED BY THE CITY OF IRVINE, BUT WITHOUT THE OBLIGATION TO DO SO.




                                   EXHIBIT "E"
                               PAGE 3 OF 3 PAGES